UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06384

Nuveen Texas Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

28 February 2019

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	12

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	24

Report of Independent Registered Public Accounting Firm	26

Portfolios of Investments	27

Statement of Assets and Liabilities	58

Statement of Operations	59

Statement of Changes in Net Assets	60

Statement of Cash Flows	62

Financial Highlights	64

Notes to Financial Statements	70

Additional Fund Information	85

Glossary of Terms Used in this Report	86

Reinvest Automatically, Easily and Conveniently	88

Board Members & Officers	89

Chairman’s Letter to Shareholders

Dear Shareholders,
Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with the Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while the U.S. Federal Reserve (Fed) planned to continue raising interest rates into 2019.
As the new year began, economic data have remained a mixed bag, and investors will be closely watching the first quarter 2019 corporate earnings reports. However, market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. The U.S. and China appear to be making progress on trade talks, such that President Trump did not increase tariffs as initially planned in March 2019. While these events did reduce some of the markets’ uncertainty, downside risks still appear to be rising.
Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.
We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
April 23, 2019

Portfolio Managers’ Comments
Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Michigan Quality Municipal Income Fund (NUM)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen Texas Quality Municipal Income Fund (NTX)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Daniel J. Close, CFA, review U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month reporting period performance of these four Nuveen Funds. Michael assumed portfolio management responsibility for NAZ in 2011, while Dan has managed NUM, NUO and NTX since 2007.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 28, 2019?
The U.S. economy continued to grow at a solid pace during the reporting period. Gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 2.2% in the fourth quarter of 2018, according to the Bureau of Economic Analysis “third” estimate. Consumer and business spending supported growth in the final months of 2018, while a weaker housing market and a larger trade deficit subtracted from GDP. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in February 2019 from 4.1% in February 2018 and job gains averaged around 209,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.4% in February 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.5% over the twelve-month reporting period ended February 28, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the pace of price increases has slowed as mortgage rates drifted higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.3% year-over-year in January 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.2% and 3.6%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. As expected, the Fed held rates steady at its January 2019 committee meeting. Subsequent to the end of the reporting period, at its March 2019 meeting, the Fed again kept rates unchanged and further clarified that it will discontinued rolling assets off its balance sheet in September 2019, sooner than many observers expected.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China settled on a 90-day trade truce, and after the countries resumed trade talks in early 2019, President Trump said he would not increase the tariffs in March 2019 as planned. Brexit negotiations continued to be uncertain, and Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament. (Subsequent to the end of the reporting period, the European Union approved a conditional delay, allowing the U.K. more time to approve a plan.) Europe also contended with Italy’s new euroskeptic coalition government, the “yellow vest” protests in France, immigration policy concerns and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and reimposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S. and North Korea held a denuclearization summit in June 2018 and a second summit in February 2019 without securing an agreement. In late December 2018, the U.S. government entered a 35-day partial shutdown due to an impasse on border security funding. Concerns about a second shutdown were alleviated after the government passed a funding bill in February 2019.
Municipal bonds delivered positive performance in this reporting period. Interest rates were increasing through much of the reporting period, as a strong economic backdrop kept the Fed on its course of monetary tightening. The 10-year U.S. Treasury yield peaked at 3.24% in November 2018. However, in December 2018, market volatility spiked as uncertain trade policy, Brexit negotiations, and weak macro data in Europe and China weighed on the U.S. growth outlook. Equities and riskier segments of the bond market sold off sharply in the fourth quarter of 2018. Following the Fed’s December meeting, investor expectations for a pause in rate increases drove repricing in the markets, driving long-term interest meaningfully lower through the end of the reporting period. While the U.S. Treasury yield curve flattened over this reporting period, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve. For the twelve-month period overall, municipal bond yields were marginally lower, belying larger intra-period swings.
Supply and demand conditions in the municipal bond market were favorable to performance in this reporting period, particularly in the latter three months. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond issuance nationwide totaled $347.3 billion in this reporting period, a 19.0% decrease from the issuance for the twelve-month reporting period ended February 28, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an over-

all positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes, is expected to increase.
How were the economic and market environments in Arizona, Michigan, Ohio and Texas during the reporting period ended February 28, 2019?
Arizona’s economic growth is accelerating. The state’s job growth exceeded the nation’s for 2018, driven by construction and manufacturing as well as contributions from finance, technology, health care and hospitality sectors. Arizona’s favorable business environment and ample workforce has lured new businesses into the state, recently including financial institutions such as Bank of the West, Voya and Nationwide. The economy’s improvement continues to favorably impact the housing market. Gains in Arizona housing prices have been driven primarily by the Phoenix market, with the state’s smaller metropolitan areas also showing progress. According to the S&P CoreLogic Case-Shiller Index, housing prices in Phoenix rose 7.5% over the twelve months ended January 2019 (most recent data available at the time this report was prepared), compared with a 4.3% price increase nationally. In the job market, the Arizona unemployment rate was 5.1% as of February 2019. Governor Ducey signed the $10.4 billion Fiscal Year 2019 Budget, up 3.2% over the previously enacted budget and the largest budget in state history. It provides additional money for K-12 education, including teacher salary increase over three years, without raising taxes. The recovering economy has helped the state replenish its rainy day fund to $457.8 million as of Fiscal Year 2018 after it was almost depleted in Fiscal Year 2009. Governor Ducey’s Proposed General Fund Fiscal Year 2020 Budget totals $11.4 billion, up 9.1% over the prior enacted Fiscal Year. The Budget Proposal includes depositing $542 million into the rainy day fund, growing it to $1 billion; providing additional money for K-12 education, including a teacher salary increase; and increasing funding for public safety and drought contingency plans without raising taxes. As of February 2019, S&P and Moody’s rated Arizona’s Issuer Credit Rating at AA and Aa2, respectively, with a stable outlook. During the twelve months ended February 28, 2019 municipal issuance in Arizona totaled $4.4 billion, a gross issuance decrease of 35.4% from the twelve months ended February 28, 2018.
Michigan’s economic growth has outpaced many of its Great Lakes region neighbors in recent years, driven by employment growth, continued diversification and multiple years of strong domestic auto sales. Light motor vehicle sales were essentially flat in calendar year 2018, but it was the fourth consecutive year sales exceeded 17 million units, helping to sustain Michigan’s growth. To a large extent, the Michigan economy remains tied to events in the auto industry, as the “Big Three” (General Motors, Ford and Chrysler) continued to rank among the state’s five largest employers. Overall, Michigan remained heavily reliant on manufacturing, which represented 13.9% of employment in the state, compared with 8.6% nationally. As of February 2019, Michigan’s unemployment rate was 4.0%. Favorably, the state’s labor force participation rate has remained stable as unemployment has improved, indicating a real improvement in job growth. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. Improvement in the state economy has brought slow, steady improvement in the housing market. According to the S&P CoreLogic Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 5.0% over the twelve months ended January 2019 (most recent data available at the time this report was prepared), ahead of the national average increase of 4.3%. On the fiscal front, as revenues improved, the state has demonstrated a commitment to rebuilding reserves and maintaining structurally balanced operations. The state’s previously depleted budget stabilization/rainy day reserve fund is now on pace to approach $1 billion by the end of Fiscal Year 2019. The state’s improved financial and cash position has eliminated the need for cash flow

Portfolio Managers’ Comments (continued)
borrowing, which the state hasn’t resorted to since 2011. Strong income and sales tax revenue growth have helped make this possible, though the pace of revenue growth is projected to slow over the next two years. This slowdown and the state’s gap in infrastructure spending have the potential to pose future budgetary pressure. Newly elected Governor Gretchen Whitmer campaigned on a promise to address Michigan’s deteriorating transportation infrastructure, and new funding for roads is a key part of her Fiscal 2020 budget proposal. The $60.2 billion budget, which represents a 3.5% increase over the prior year, dedicates much of the increased spending to road repairs and education. As proposed, spending on roads would be funded by a 45 cents per gallon increase in the fuel tax, to be implemented incrementally over a one-year period beginning in October 2019. The budget also increases education spending with funding increases targeted at lower funded schools. As of March 2019, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa1 and AA-, respectively. During the twelve months ended February 28, 2019, municipal issuance in Michigan totaled $8.3 billion, a gross issuance increase of 27.7% from the twelve months ended February 28, 2018.
Ohio’s employment growth in 2018 was the strongest in years, although national leading economic indicators point to slower but continued growth in 2019. In 2018, Ohio had a job growth rate of 2.1%. That was the state’s best year since 1994’s rate of 3.6%. The U.S. labor force grew by 1.6% over the last year. It is rare for Ohio to outperform the nation’s job growth average, which it did in 2010 and in 2018, perhaps in response to federal stimulus policies in those years. As of February 2019, Ohio’s unemployment rate was 4.6%. The decades-long decline in manufacturing employment continues in the state, while more jobs get created in the health services sector, in particular. Ohio’s economy has also been affected by stagnant population growth. The state’s population grew by 174,000 to nearly 11.7 million between 2008 and 2018, placing the state’s lackluster growth 41st in the nation for that period. According to the S&P CoreLogic Case-Shiller Index, housing prices in Cleveland rose 3.8% over the twelve months ended January 2019 (most recent data available at the time this report was prepared), compared with a 4.3% price increase nationally. Ohio’s median household income continues to widen from the national median. Ohio’s household income stood at $54,021, which places it 35th in the U.S., according to the Census Bureau. Ohio began 2019 with a new governor, Mike DeWine, who emphasized greater investment in infrastructure, combatting the state’s addiction epidemic and workforce development as key themes in his first State of the State address. On the fiscal front, Ohio’s year-to-date revenues (through February 2019) are 1.6% below estimate but 1.8% above the prior year’s collections. The greatest increase in dollars comes from sales tax receipts, as recent tax reform gradually lowered the individual income tax rate while raising the state’s sales tax. The state’s conservative fiscal management has resulted in a strong financial position, with sound liquidity and reserve levels. Ohio prioritized the rebuilding of its Budget Stabilization Fund after the Great Recession. The current Budget Stabilization Fund balance of $2.7 billion is 8.5% of general fund revenues. As of February 2019, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended February 28, 2019, municipal issuance in Ohio totaled $8.2 billion, a gross issuance decrease of 41.6% compared with the twelve months ended February 28, 2018.
Texas’ economy is the second largest in the United States. Texas quickly recovered from Hurricane Harvey and job growth continues to remain strong. Despite the state’s economic diversity, the energy sector is still a major driver. Mining & manufacturing sector jobs represent 8.9% of total employment. Between 2014 and 2018, mining employment declined by 8.7% and manufacturing declined by 1.1%. Notably, oil prices are on the rebound and the mining sector had the largest year-over-year gain in employment of 13.3%. In addition, overall state employment has seen continued growth since 2009 and unemployment rates continue to improve. The state’s unemployment rate has decreased to 3.8% as of February 2019. After mining, the largest year-over-year employment gains were seen in construction (4.8%), professional & business services (3.9%), and leisure & hospitality (3.5%). Texas’ largest non-government employment sectors, which include trade transportation & utilities, education & health services, professional & business services, and financial activities, represented approximately 61% of state employment. According to the S&P CoreLogic Case-Shiller Index, housing prices in Dallas posted a year-over-year increase of 3.8% as of January 2019 (most recent data available at the time this report was prepared), compared with the national average price increase of 4.3%. On the fiscal front, the state is in the middle of its 2018-2019 biennium budget. As of February 2018, overall revenues collections are tracking ahead of budget and have increased 11.4% over the prior year. The State is anticipating ending Fiscal Year 2018 (ended August 31) with about a $94 million surplus, although much of that is already earmarked for Medicaid, education and transportation spending for Fiscal Year 2019. The state maintains a large Economic Stabilization Fund, or rainy day fund, and as of Fiscal Year 2017, the fund totaled $11 billion or 11.3% of General Fund revenues. S&P, Moody’s and Fitch rate Texas GO debt at Aaa/AAA/AAA, and all have stable outlooks. For the twelve months ended February 28, 2019, municipal issuance in Texas totaled $34 billion, a gross issuance decrease of 12.0% from the previous twelve months.
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 28, 2019?
Municipal bonds performed well during the reporting period amid positive fundamental credit conditions and a favorable technical supply-demand balance. Arizona’s and Texas’ municipal markets trailed the national municipal market. The municipal markets of Michigan and Ohio outperformed the national market.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. In all four Funds, we bought bonds across a range of sectors and credit ratings, generally with intermediate to longer maturities. Additionally, for all four Funds, we took advantage of prevailing market conditions during the period of strongly rising interest rates in September and October 2018 to buy attractive higher yielding bonds by selling some depreciated bonds that were bought when interest rates were lower. These trades capitalized on the tax loss (which can be used to offset future taxable gains) and boosted the Funds’ income distribution.
NAZ added tax increment, higher education, airports, charter schools and local GO school district bonds, all of which had terms of 19 years and longer. We also established a tender option bond (TOB) trust, which increased the amount of leverage in the Fund. The proceeds for the new purchases mainly came from called and maturing bonds, as well as from the bond exchanging strategy described earlier.
NUM was active during the reporting period. In addition to the trades described in the Fund’s semiannual report dated August 31, 2018, we were active with bond exchanges and buying several new issues including water and sewer (BBB rated), tax increment (BBB rated), health care (A1/AA- rated) and Michigan State University higher education (AA rated) bonds, all of which were in-state issues. Secondary market buying was minimal in the second half of the reporting period. New purchases were funded from the proceeds of called and maturing bonds, as well as the sale of lower yielding, short maturity pre-refunded bonds and other positions at a loss.
In the second half of the reporting period, NUO also exchanged a number of bonds to increase income earnings, as well as bought in-state bonds issued for local appropriation, transportation (toll road), two local GOs, a state GO, two dedicated tax bonds and a public utility. The bonds were a mix of single A and AA rated credits, bought in both the primary and secondary markets. The majority of our buying was funded from the proceeds of called and maturing bonds. We also sold a lower yielding bond to reinvest in a more attractive, higher yielding long-term opportunity.
In NTX, we bought three new in-state issues in the second half of the reporting period. The bonds were primarily longer dated, lower investment grade issues from tax increment district, higher education and dedicated tax sectors. These credits were bought with the proceeds from maturing bonds and the sale of a lower yielding bond.
As of February 28, 2019, NAZ, NUM, NUO and NTX continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform for the twelve-month reporting period ended February 28, 2019?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended February 28, 2019. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market index and Lipper classification average.

Portfolio Managers’ Comments (continued)
For the twelve months ended February 28, 2019, the total returns on common share NAV for NAZ, NUM and NUO outperformed their respective state’s S&P Municipal Bond Index and the national S&P Municipal Bond Index, while NTX outperformed its state’s index and performed in line with the national index.
The factors driving performance in this reporting period included yield curve and duration positioning, credit ratings exposure, sector allocation and individual credit selection. For NAZ, yield curve and duration positioning contributed the most to relative performance. The Arizona Fund remained underweight to the short end of the yield curve and overweight to the long end, which was advantageous as longer maturities outperformed short maturities. An overweight allocation to the 6- to 9-year duration range was especially beneficial. Credit ratings and sector allocations had a relatively neutral impact on NAZ’s performance in this reporting period. The Fund’s overweight to lower rated credits, especially those rated BBB and lower, and exposure to sectors composed of predominantly lower rated bonds, were helpful, as these bonds’ higher yields provided enhanced income that contributed meaningfully to total return. The same theme emerged within our individual credit selection. Our most successful picks during the reporting period were those offering higher yields, including lower rated or non-rated tax increment bonds, charter school credits and health care (particularly continuing care retirement community) bonds. NAZ’s holdings in Salt Verde Prepay Gas bonds were another stand-out contributor. Additionally, several names bought during the peak in yields around September and October 2018 performed well over the remainder of the reporting period.
The Michigan Fund saw a modest boost from its duration and yield curve positioning, with positive contributions from underweight allocations to the shortest dated categories (ranging from zero to 4 years) and overweight allocations to longer dated categories (notably between 8 and 12 years). Credit ratings exposure was favorable on the whole. An overweight to single-B rated bonds, which are primarily tobacco securitization bonds, aided performance, while our AA rated exposure was somewhat detrimental. NUM’s sector allocations were a drag on performance, as an underweight to local GOs and overweight to public power detracted. Individual credit selection was beneficial, mainly due to outperformance among tender option bonds and intermediate- to longer-dated credits.
NUO’s yield curve and duration positioning marginally outperformed. An overweight to durations of 12 years and longer was disadvantageous, as the longest-dated categories in Ohio underperformed during this reporting period. However, the Fund benefited from its overweights to durations in the 8- to 12-year range. Credit ratings allocations produced gains, driven by strong results from non-rated bonds. However, NUO’s underweight to single-B rated bonds weighed on performance. In Ohio, tobacco settlement bonds comprise a substantial proportion of the state’s B rated municipal bonds. Given our assessment of the tobacco sector’s risk-reward characteristics, NUO’s maximum exposure to the sector is considerably lower than the benchmark index’s weighting, which detracts from performance when the sector performs well, as it did during this reporting period. On a sector basis, the Fund’s overweight to toll roads outperformed, but gains were partially offset by an overweight to pre-refunded bonds, which lagged in this reporting period. Our selection across individual bonds and tender option bonds added value. In particular, NUO’s position in distressed credit FirstEnergy Solutions was a large positive contributor to performance. The energy supplier had performed poorly earlier in 2017 amid credit concerns relating to its parent company’s plan to exit the power generation business. However, valuations recovered from those lows following progress on negotiations with bondholders (as explained in “An Update on FirstEnergy Solutions Corp.” at the end of this commentary).
In the Texas municipal market, longer-dated bonds outperformed shorter-dated bonds, which was favorable for NTX’s overweight to the longest maturities and underweight to the shortest maturities (namely, zero to 4 years). Our credit ratings allocations, however, detracted from performance, as the overweight to BBB rated bonds underperformed. Sector positioning was a strong contributor to performance, most notably in our overweights to the dedicated tax sector and water and sewer sectors, groups which outperformed. An underweight to the “other revenue” sector generated disappointing results and detracted somewhat from performance. Individual credit selection also contributed positively. Our selections in tender option bonds and longer-dated credits were the chief outperformers, offsetting weaker performance from shorter-dated, high credit quality bonds.

An Update on FirstEnergy Solutions Corp.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 1, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution's parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy holdings, shareholders should note that NUO had 0.38% exposure, which was a mix of unsecured and secured holdings. NAZ, NUM and NTX had no exposure to FirstEnergy.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage from issuance of preferred shares had a positive impact on the total return performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the total return performance of the Funds over the reporting period.
As of February 28, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Effective Leverage*	38.97%	38.78%	36.68%	37.08%
Regulatory Leverage*	34.99%	36.14%	33.20%	32.53%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of February 28, 2019, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAZ	$88,300,000	$—	$88,300,000
NUM	$173,000,000	$—	$173,000,000
NUO	$148,000,000	$—	$148,000,000
NTX	$72,000,000	$—	$72,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP- VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of February 28, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NUM	NUO	NTX
March 2018	$0.0440	$0.0445	$0.0485	$0.0485
April	0.0440	0.0445	0.0485	0.0485
May	0.0440	0.0445	0.0485	0.0485
June	0.0440	0.0445	0.0485	0.0445
July	0.0440	0.0445	0.0485	0.0445
August	0.0440	0.0445	0.0485	0.0445
September	0.0440	0.0445	0.0455	0.0445
October	0.0440	0.0445	0.0455	0.0445
November	0.0440	0.0445	0.0455	0.0445
December	0.0415	0.0445	0.0455	0.0445
January	0.0415	0.0445	0.0455	0.0445
February 2019	0.0415	0.0445	0.0455	0.0445
Total Distributions from Net Investment Income	$0.5205	$0.5340	$0.5640	$0.5460
Total Distributions from Long-Term Capital Gains*	$—	$—	$0.0271	$—
Total Distributions	$0.5205	$0.5340	$0.5911	$0.5460

Yields
Market Yield**	4.00%	4.11%	3.83%	4.10%
Taxable-Equivalent Yield*	5.59%	5.73%	5.31%	5.39%

*	Distribution paid in December 2018.
**
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 28.5%, 28.3% and 26.1% for NAZ, NUM and NUO, respectively. NTX Fund is based on a federal income tax rate of 24.0%. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of

Common Share Information (continued)
each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 28, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common shares cumulatively repurchased and retired	127,500	784,500	205,000	68,600
Common shares authorized for repurchase	1,170,000	2,065,000	1,850,000	1,005,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common Shares Repurchased	127,500	562,500	205,000	68,600
Weighted average price per common share repurchased and retired	$11.60	$12.43	$13.36	$12.33
Weighted average discount per common share repurchased and retired	15.61%	16.07%	15.59%	15.38%

COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NAZ was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program NAZ, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, the Fund was authorized to issue additional common shares as shown in the accompanying table.

NAZ
Additional authorized common shares	1,100,000*
* Represents additional authorized common shares for the period March 1, 2018 through June 29, 2018.

During the current reporting period, NAZ did not sell any common shares through its Shelf Offering.
Refer to the Notes to Financial Statements, Note 4 - Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.
OTHER COMMON SHARE INFORMATION
As of February 28, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common share NAV	$14.18	$15.12	$16.26	$14.99
Common share price	$12.46	$12.99	$14.24	$13.03
Premium/(Discount) to NAV	(12.13)%	(14.09)%	(12.42)%	(13.08)%
12-month average premium/(discount) to NAV	(11.17)%	(15.61)%	(14.71)%	(13.92)%

Risk Considerations
Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Michigan Quality Municipal Income Fund (NUM)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen Texas Quality Municipal Income Fund (NTX)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAZ, www.nuveen.com/NUM, www.nuveen.com/NUO and www.nuveen.com/NTX.

NAZ	Nuveen Arizona Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019

	Average Annual
	1-Year	5-Year	10-Year
NAZ at Common Share NAV	4.29%	4.95%	6.87%
NAZ at Common Share Price	(5.09)%	4.53%	6.76%
S&P Municipal Bond Arizona Index	3.92%	3.30%	4.80%
S&P Municipal Bond Index	4.03%	3.45%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.2%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	159.6%
Floating Rate Obligations	(5.9)%
AMTP Shares, net of deferred
offering costs	(53.7)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Arizona	96.7%
Guam	2.9%
Virgin Islands	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	21.2%
Tax Obligation/Limited	20.2%
Utilities	13.2%
Tax Obligation/General	11.8%
Health Care	11.6%
U.S. Guaranteed	9.9%
Water and Sewer	6.3%
Other	5.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.0%
AAA	10.4%
AA	46.5%
A	25.2%
BBB	1.0%
BB or Lower	5.6%
N/R (not rated)	5.3%
Total	100%

NUM	Nuveen Michigan Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019

	Average Annual
	1-Year	5-Year	10-Year
NUM at Common Share NAV	4.75%	4.92%	6.38%
NUM at Common Share Price	5.54%	4.64%	7.98%
S&P Municipal Bond Michigan Index	4.23%	3.99%	5.26%
S&P Municipal Bond Index	4.03%	3.45%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.6%
Other Assets Less Liabilities	1.9%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	160.5%
Floating Rate Obligations	(4.0)%
AMTP Shares, net of deferred
offering costs	(56.5)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Michigan	100.0%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	22.3%
Tax Obligation/General	20.1%
Health Care	14.7%
Water and Sewer	10.8%
Tax Obligation/Limited	10.4%
Utilities	7.6%
U.S. Guaranteed	7.5%
Other	6.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.5%
AAA	16.7%
AA	56.7%
A	15.4%
BBB	0.4%
BB or Lower	3.5%
N/R (not rated)	0.8%
Total	100%

NUO	Nuveen Ohio Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019

	Average Annual
	1-Year	5-Year	10-Year
NUO at Common Share NAV	4.65%	4.98%	6.39%
NUO at Common Share Price	5.14%	4.45%	6.64%
S&P Municipal Bond Ohio Index	4.17%	4.16%	5.55%
S&P Municipal Bond Index	4.03%	3.45%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.6%
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	156.3%
Floating Rate Obligations	(6.7)%
VRDP Shares, net of deferred
offering costs	(49.6)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Ohio	100.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.3%
Tax Obligation/General	14.1%
U.S. Guaranteed	13.3%
Transportation	12.5%
Health Care	10.3%
Education and Civic Organizations	9.2%
Water and Sewer	7.6%
Other	8.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.0%
AAA	13.9%
AA	51.9%
A	13.4%
BBB	2.3%
BB or Lower	5.8%
N/R (not rated)	2.7%
Total	100%

NTX	Nuveen Texas Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019

	Average Annual
	1-Year	5-Year	10-Year
NTX at Common Share NAV	4.02%	4.44%	6.09%
NTX at Common Share Price	0.51%	3.80%	4.98%
S&P Municipal Bond Texas Index	3.80%	3.38%	4.83%
S&P Municipal Bond Index	4.03%	3.45%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.6%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate
Obligations & MFP Shares,
net of deferred offering costs	158.7%
Floating Rate Obligations	(10.7)%
MFP Shares, net of deferred
offering costs	(48.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Texas	100.0%
Total	100%

Portfolio Composition
(% of total investments)
Water and Sewer	19.7%
Tax Obligation/Limited	17.2%
Tax Obligation/General	16.0%
Transportation	14.0%
Utilities	9.8%
U.S. Guaranteed	9.7%
Education and Civic Organizations	7.8%
Other	5.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.7%
AAA	27.4%
AA	29.6%
A	23.4%
BBB	8.9%
BB or Lower	1.8%
N/R (not rated)	0.2%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on November 13, 2018 for NAZ, NUM, NUO and NTX; at this meeting the shareholders were asked to elect Board Members.

		NAZ			NUM
	Common and			Common and
	Preferred			Preferred
	shares voting			shares voting
	together		Preferred	together		Preferred
	as a class		Shares	as a class		Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	10,133,644		—	18,241,579		—
Withhold	540,592		—	800,948		—
Total	10,674,236		—	19,042,527		—
Jack B. Evans
For	10,007,433		—	17,916,316		—
Withhold	666,803		—	1,126,211		—
Total	10,674,236		—	19,042,527		—
Albin F. Moschner
For	10,041,155		—	18,227,155		—
Withhold	633,081		—	815,372		—
Total	10,674,236		—	19,042,527		—
William C. Hunter
For	—		883	—		1,730
Withhold	—		—	—		—
Total	—		883	—		1,730
William J. Schneider
For	—		883	—		1,730
Withhold	—		—	—		—
Total	—		883	—		1,730

		NUO			NTX

	Common and			Common and
	Preferred			Preferred
	shares voting			shares voting
	together		Preferred	together		Preferred
	as a class		Shares	as a class		Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	15,823,393		—	8,656,239		—
Withhold	1,739,601		—	250,714		—
Total	17,562,994		—	8,906,953		—
Jack B. Evans
For	15,797,813		—	8,747,600		—
Withhold	1,765,181		—	159,353		—
Total	17,562,994		—	8,906,953		—
Albin F. Moschner
For	15,838,762		—	8,699,545		—
Withhold	1,724,232		—	207,408		—
Total	17,562,994		—	8,906,953		—
William C. Hunter
For	—		1,480	—		720
Withhold	—		—	—		—
Total	—		1,480	—		720
William J. Schneider
For	—		1,480	—		720
Withhold	—		—	—		—
Total	—		1,480	—		720

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Arizona Quality Municipal Income Fund
Nuveen Michigan Quality Municipal Income Fund
Nuveen Ohio Quality Municipal Income Fund
Nuveen Texas Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Arizona Quality Municipal Income Fund, Nuveen Michigan Quality Municipal Income Fund, Nuveen Ohio Quality Municipal Income Fund, and Nuveen Texas Quality Municipal Income Fund (the “Funds”), including the portfolios of investments, as of February 28, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
April 26, 2019

NAZ	Nuveen Arizona Quality Municipal Income Fund Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 158.2% (100.0% of Total Investments)
	Education and Civic Organizations – 33.5% (21.2% of Total Investments)
$ 2,175	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green	7/26 at 100.00	AA	$ 2,440,154
	Series 2016B, 5.000%, 7/01/47
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding	7/25 at 100.00	AA	1,691,175
	Green Series 2015A, 5.000%, 7/01/41
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D,	7/25 at 100.00	AA	1,691,175
	5.000%, 7/01/41
2,515	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for	8/24 at 100.00	Aa3	2,794,970
	Economic and Educational Development, Series 2014, 5.000%, 8/01/44
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option	6/22 at 100.00	Aa2	2,944,928
	Bond Trust 2015-XF0053, 14.480%, 6/01/42, 144A (IF)
515	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis	7/26 at 100.00	BB	532,592
	Schools, Inc. Projects, Series 2017A, 5.125%, 7/01/37, 144A
525	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis	7/27 at 100.00	AA–	578,455
	Schools, Inc. Projects, Series 2017C, 5.000%, 7/01/47
150	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis	7/27 at 100.00	BB	152,440
	Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis
	Schools, Inc. Projects, Series 2017F:
1,700	5.000%, 7/01/37	7/27 at 100.00	AA–	1,888,683
1,645	5.000%, 7/01/47	7/27 at 100.00	AA–	1,801,324
315	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis	7/27 at 100.00	BB	320,125
	Schools, Inc. Projects, Series 2017G, 5.000%, 7/01/47, 144A
240	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	11/27 at 100.00	N/R	227,962
	Montessori Academy Projects, Refunding Series 2017A, 6.250%, 11/01/50, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/23 at 105.00	BB+	1,017,390
	Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A,
	6.000%, 9/15/38, 144A
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona	9/27 at 100.00	BB+	374,426
	Agribusiness and Equine Center, Inc. Project, Series 2017B, 5.000%, 3/01/48, 144A
380	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	BB	375,782
	Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2018A:
615	5.000%, 7/01/38	1/28 at 100.00	AA–	684,354
1,000	5.000%, 7/01/48	1/28 at 100.00	AA–	1,095,000
165	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy	7/19 at 101.00	N/R	163,705
	Traditional School Southwest Las Vegas Nevada Campus, Series 2018, 5.250%,
	7/01/22, 144A
455	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/26 at 100.00	BB+	482,678
	Academy of Nevada ? Horizon, Inspirada, and St. Rose Campus Projects, Series 2018A,
	5.750%, 7/15/38, 144A
1,500	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy	6/28 at 100.00	N/R	1,512,300
	Project, Series 2018A, 6.375%, 6/01/39, 144A
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University,	5/22 at 100.00	A	2,167,620
	Refunding Series 2007, 5.000%, 5/15/31
3,775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University,	5/20 at 100.00	A+	3,901,311
	Refunding Series 2010, 5.125%, 5/15/40

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 870	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/26 at 100.00	BB+	$ 900,128
	Paradise Schools Projects, Series 2016, 5.000%, 7/01/36, 144A
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great	7/27 at 100.00	AA–	400,149
	Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37
490	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great
	Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48	7/27 at 100.00	AA–	542,425
2,095	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa	7/26 at 100.00	AA–	2,390,227
	Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,875	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	2,095,294
910	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	963,026
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis	7/25 at 100.00	BB	70,942
	Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/46, 144A
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice	9/22 at 100.00	BB	922,149
	Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42
1,400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Eagle	7/22 at 100.00	BB+	1,382,430
	College Prep Project, Series 2013A, 5.000%, 7/01/43
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great	7/25 at 100.00	BBB–	831,128
	Hearts Academies Project, Series 2016A, 5.000%, 7/01/41
250	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy	7/19 at 101.00	N/R	246,405
	Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A,
	4.000%, 7/01/22, 144A
165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy	7/19 at 101.00	N/R	162,626
	Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B,
	4.000%, 7/01/22, 144A
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy	7/24 at 100.00	Ba1	545,785
	Traditional Schools Project, Series 2014A, 6.750%, 7/01/44, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy
	Traditional Schools Projects, Series 2015:
315	5.000%, 7/01/35, 144A	7/25 at 100.00	Ba1	322,173
300	5.000%, 7/01/45, 144A	7/25 at 100.00	Ba1	303,708
650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy	7/26 at 100.00	Ba1	662,935
	Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa
	Montessori, Inc. Projects, Series 2015:
355	3.250%, 7/01/25	No Opt. Call	BBB–	355,192
400	5.000%, 7/01/35	7/25 at 100.00	BBB–	417,140
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Vista	7/28 at 100.00	AA–	514,910
	College Preparatory Project, Series 2018A, 4.125%, 7/01/38
1,995	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky	10/26 at 100.00	A2	2,202,221
	University Project, Series 2016, 5.000%, 10/01/36
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	3,924,018
	Project, Series 2012, 5.000%, 6/01/42 (UB) (4)
500	Pima County Community College District, Arizona, Revenue Bonds, Series 2019, 5.000%, 7/01/36	7/28 at 100.00	Aa3	583,240
200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert	5/24 at 100.00	N/R	217,006
	Heights Charter School, Series 2014, 7.250%, 5/01/44
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Champion Schools Project, Series 2017:
120	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	120,760
680	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	682,890
200	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB–	176,148
	Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	$ 35,584
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
115	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	119,670
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B	668,272
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	6/25 at 100.00	BB	492,520
	Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A
730	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona College,	7/26 at 100.00	AA	831,806
	Series 2017, 5.000%, 7/01/35 – BAM Insured
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	AA	863,171
	University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project,	No Opt. Call	AA–	275,367
	Series 2008, 5.000%, 7/01/22
	The Industrial Development Authority of the County of Maricopa, Arizona, Education
	Revenue Bonds, Reid Traditional School Projects, Series 2016:
520	5.000%, 7/01/36	7/26 at 100.00	Baa3	560,581
300	5.000%, 7/01/47	7/26 at 100.00	Baa3	317,502
50,830	Total Education and Civic Organizations			54,938,077
	Health Care – 18.4% (11.6% of Total Investments)
1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/24 at 100.00	AA–	1,299,564
	Series 2014A, 5.000%, 1/01/44
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	A1	5,376,471
	Hospital, Refunding Series 2012A, 5.000%, 2/01/42
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project,
	Refunding Series 2014A:
3,005	5.000%, 12/01/39	12/24 at 100.00	A2	3,275,510
2,860	5.000%, 12/01/42	12/24 at 100.00	A2	3,102,757
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	1,409,762
	HonorHealth, Series 2019A, 5.000%, 9/01/37
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Refunding Series 2016A:
1,250	5.000%, 1/01/32	1/27 at 100.00	AA–	1,450,775
1,000	5.000%, 1/01/35	1/27 at 100.00	AA–	1,141,090
2,000	5.000%, 1/01/38	1/27 at 100.00	AA–	2,251,960
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/20 at 100.00	AA	1,166,659
	Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGM Insured
	The Industrial Development Authority of the County of Maricopa, Arizona, Revenue Bonds,
	Banner Health, Series 2017A:
2,700	4.000%, 1/01/41	1/28 at 100.00	AA–	2,780,028
2,000	5.000%, 1/01/41	1/28 at 100.00	AA–	2,254,400
1,025	Yavapai County Industrial Development Authority, Arizona, Hospital Facility Revenue	8/26 at 100.00	A	1,135,813
	Refunding Bonds, Yavapai Regional Medical Center, Series 2016, 5.000%, 8/01/36
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai
	Regional Medical Center, Series 2013A:
210	5.000%, 8/01/19	No Opt. Call	A	212,501
1,000	5.250%, 8/01/33	8/23 at 100.00	A	1,096,800
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional
	Medical Center, Series 2014A:
1,000	5.000%, 8/01/22	No Opt. Call	A	1,096,250
1,000	5.250%, 8/01/32	8/24 at 100.00	A	1,135,350
27,720	Total Health Care			30,185,690

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 1.9% (1.2% of Total Investments)
$ 285	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater	7/25 at 101.00	N/R	$ 283,142
	Avondale Project, Series 2017, 5.375%, 1/01/38
1,885	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds,	10/25 at 101.00	N/R	1,895,386
	3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of	12/21 at 100.00	N/R	820,490
	Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32
80	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU	10/27 at 100.00	N/R	86,733
	Project, Series 2017A, 6.125%, 10/01/47, 144A
3,030	Total Long-Term Care			3,085,751
	Tax Obligation/General – 18.8% (11.8% of Total Investments)
575	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	658,024
	School Improvement Project, Refunding Series 2017, 5.000%, 7/01/35 – BAM Insured
835	Casa Grande, Arizona, General Obligation Bonds, Refunding Series 2016B, 4.000%, 8/01/34	8/26 at 100.00	AAA	889,901
525	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation
	Bonds, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	AAA	599,786
2,140	El Mirage, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	2,315,352
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation Bonds,	7/21 at 100.00	AA	1,075,400
	School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured
630	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds,	7/27 at 100.00	Aa1	728,015
	School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation Bonds,	7/21 at 100.00	Aa2	832,552
	Series 2011, 5.000%, 7/01/23
1,500	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series 2018C,	7/28 at 100.00	AAA	1,737,780
	5.000%, 7/01/36
300	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School	7/26 at 100.00	AA	322,458
	Improvement Project of 2013, Series 2016C, 4.000%, 7/01/33 – AGM Insured
1,350	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds,	7/25 at 102.00	Aa2	1,544,954
	School Improvement Series 2018, 5.000%, 7/01/36
1,275	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds,	7/27 at 100.00	AAA	1,502,741
	School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33
	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation
	Bonds, School Improvement Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	Aa3	1,157,610
1,000	5.000%, 7/01/36	7/27 at 100.00	Aa3	1,144,360
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017,	7/27 at 100.00	AA–	800,069
	5.000%, 7/01/36
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds,	7/21 at 100.00	AA	1,492,642
	Series 2011A, 6.000%, 7/01/30 – AGM Insured
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds,	7/24 at 100.00	AA	3,260,812
	School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured
1,750	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/21 at 100.00	A	1,867,128
	Improvement Project 2010 Series 2011A, 5.000%, 7/01/25
1,500	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/27 at 100.00	AA	1,733,265
	Improvement Project of 2014, Series 2017C, 5.000%, 7/01/36 – BAM Insured
1,000	Pima County Unified School District 8 Flowing Wells, Arizona, General Obligation Bonds,	7/20 at 100.00	A+	1,049,000
	School Improvement Project 2008 Series 2011B, 5.375%, 7/01/29
	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation Bonds,
	School improvement Project 2016, Series 2017A:
620	5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	717,718
1,000	5.000%, 7/01/35 – BAM Insured	7/27 at 100.00	AA	1,152,340

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,315	Tolleson Union High School District 214 of Maricopa County, Arizona, School Improvement Bonds,	7/28 at 100.00	Aa1	$ 2,696,720
	Project of 1990, Series 1990A, 5.000%, 7/01/38
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation
	Bonds, School Improvement Project 2012, Series 2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	776,211
665	4.500%, 7/01/34	7/24 at 100.00	AA–	720,248
27,425	Total Tax Obligation/General			30,775,086
	Tax Obligation/Limited – 32.0% (20.2% of Total Investments)
2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project,
	Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	2,442,386
1,250	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016,	7/26 at 100.00	AA+	1,443,962
	5.000%, 7/01/35
275	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	288,615
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,135,520
135	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	136,336
	Series 2017A, 7.000%, 7/01/41, 144A
1,210	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015,	7/25 at 100.00	N/R	1,233,014
	5.000%, 7/15/39, 144A
1,810	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2017,	7/27 at 100.00	AA	2,013,589
	5.000%, 7/15/42 – AGM Insured
2,445	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2018,	7/27 at 100.00	AA	2,519,230
	4.375%, 7/15/43 – BAM Insured
488	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds,	7/23 at 100.00	N/R	494,359
	Assessment District 1, Series 2013, 5.250%, 7/01/38
700	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds,	7/27 at 100.00	N/R	704,459
	Assessment District 1, Series 2019, 5.200%, 7/01/43
655	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation	7/27 at 100.00	AA	740,812
	Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds,
	Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	373,000
1,085	5.000%, 7/15/31	7/22 at 100.00	AA	1,168,686
500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds,
	Series 2016, 4.000%, 7/15/36 – BAM Insured	7/26 at 100.00	AA	524,120
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	1,123,650
	Series 2017, 5.000%, 7/15/37 – BAM Insured
405	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue	7/27 at 100.00	N/R	409,605
	Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37
590	Festival Ranch Community Facilities District, City of Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	669,473
	Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured
600	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	7/26 at 100.00	A1	639,300
	Refunding Series 2016, 4.000%, 7/15/32
1,500	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation	No Opt. Call	A–	1,625,955
	Refunding Bonds, Series 2013, 5.000%, 7/15/23
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	1,577,820
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
510	5.000%, 1/01/31	1/22 at 100.00	BB	529,477
200	5.125%, 1/01/42	1/22 at 100.00	BB	205,432
1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	BB	1,538,940

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,250	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	$ 1,310,612
	5.000%, 12/01/46
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	1,590,471
65	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds,	3/19 at 100.00	BBB–	65,209
	Series 2008A, 7.400%, 7/15/33
200	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds,	7/26 at 100.00	BBB	221,696
	Series 2016, 5.000%, 7/15/31
385	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	424,478
	Series 2017, 5.000%, 7/15/42 – BAM Insured
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	320,856
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds,	3/19 at 100.00	N/R	340,924
	Series 2006, 5.350%, 7/15/31
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/22 at 100.00	A	2,702,575
	JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa	7/22 at 100.00	AA+	620,049
	Project, Series 2012, 5.000%, 7/01/38 (AMT)
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	1,137,140
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding
	Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	AA	574,765
545	4.000%, 8/01/36	8/26 at 100.00	AA	575,749
1,740	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	2,001,574
	5.000%, 8/01/42
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2014A:
1,400	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	1,577,646
2,100	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	2,350,866
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	No Opt. Call	AAA	3,493,020
	Series 2006, 5.000%, 7/01/24
1,320	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	7/27 at 100.00	AAA	1,541,219
	Series 2017, 5.000%, 7/01/36
1,650	Sundance Community Facilities District, City of Buckeye, Arizona, General Obligation Bonds,	7/28 at 100.00	AA	1,898,655
	Refunding Series 2018, 5.000%, 7/15/39 – BAM Insured
500	Tempe, Arizona, Excise Tax Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/29	7/26 at 100.00	AAA	590,705
2,505	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	AAA	2,738,817
	5.000%, 7/01/37
985	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	No Opt. Call	AA	1,002,543
	Series 2012A, 4.000%, 10/01/22 – AGM Insured
750	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds,	7/21 at 100.00	N/R	736,852
	Series 2016, 3.250%, 7/15/25, 144A
1,224	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds,	3/19 at 100.00	N/R	1,196,387
	Series 2005, 6.000%, 7/01/30
48,377	Total Tax Obligation/Limited			52,550,548
	Transportation – 7.2% (4.6% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2015A:
910	5.000%, 7/01/40	7/25 at 100.00	A+	1,028,801
2,185	5.000%, 7/01/45	7/25 at 100.00	A+	2,458,081

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior
	Lien Series 2013:
$ 1,785	5.000%, 7/01/30 (AMT)	7/23 at 100.00	AA–	$ 1,979,030
2,215	5.000%, 7/01/32 (AMT)	7/23 at 100.00	AA–	2,450,011
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	AA–	2,218,840
	Series 2017A, 5.000%, 7/01/47 (AMT)
1,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	AA–	1,686,015
	Series 2018, 5.000%, 7/01/43 (AMT)
10,595	Total Transportation			11,820,778
	U.S. Guaranteed – 15.7% (9.9% of Total Investments) (5)
3,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding	7/22 at 100.00	AA	3,852,012
	Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
1,025	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Subordinate Series	7/21 at 100.00	AA+	1,102,982
	2011A, 5.000%, 7/01/36 (Pre-refunded 7/01/21)
180	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/20 at 100.00	A+	188,060
	Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
585	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R	646,074
	Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42 (Pre-refunded 7/01/21)
1,045	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 100.00	N/R	1,123,041
	Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42
	(Pre-refunded 7/01/20)
550	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise	6/19 at 100.00	BB+	555,940
	Education Center Project, Series 2010, 6.100%, 6/01/45 (Pre-refunded 6/01/19)
1,800	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/21 at 100.00	A+	1,947,168
	Series 2011, 5.250%, 7/01/36 (Pre-refunded 7/01/21)
5,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water &	7/20 at 100.00	AAA	5,223,900
	Sewer Improvements Project, Series 2010, 5.000%, 7/01/36 (Pre-refunded 7/01/20)
	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition, Project 2004
	Series 2011:
1,310	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,409,665
1,360	5.000%, 7/01/33 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,463,469
1,705	5.000%, 7/01/34 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,834,716
1,495	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	N/R	1,652,259
	5.000%, 7/01/37 (Pre-refunded 7/01/22)
2,585	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series	7/21 at 100.00	N/R	2,834,168
	2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)
	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds,
	Series 2013:
200	5.000%, 7/01/19 (ETM)	No Opt. Call	N/R	202,124
800	5.000%, 7/01/20 (ETM)	No Opt. Call	N/R	834,208
825	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds,	3/21 at 100.00	BB+	923,827
	Arizona Agribusiness and Equine Center, Inc. Project, Series 2011, 7.875%, 3/01/42
	(Pre-refunded 3/01/21)
23,945	Total U.S. Guaranteed			25,793,613
	Utilities – 20.8% (13.2% of Total Investments)
1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,565,699
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,100	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,199,198
4,310	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue	6/20 at 100.00	A1	4,392,924
	Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 8,750	Mesa, Arizona, Utility System Revenue Bonds, Series 2018, 5.000%, 7/01/42 (UB) (4)	7/28 at 100.00	Aa2	$ 10,110,625
695	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/26 at 100.00	A+	789,464
	Series 2016, 5.000%, 7/01/35
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	6/25 at 100.00	Aa1	1,706,805
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A3	5,521,770
5,665	5.000%, 12/01/37	No Opt. Call	A3	6,709,286
2,310	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	4/19 at 100.00	N/R	2,197,203
	Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
30,325	Total Utilities			34,192,974
	Water and Sewer – 9.9% (6.3% of Total Investments)
1,000	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds,	1/26 at 100.00	AA+	1,140,860
	Series 2016, 5.000%, 1/01/36
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	549,040
785	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien	7/26 at 100.00	AA	878,368
	Series 2016, 5.000%, 7/01/45 – AGM Insured
2,855	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	Aa3	2,994,010
500	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2011,	7/21 at 100.00	AA	540,895
	5.500%, 7/01/41
665	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	727,178
	Refunding Series 2017, 5.000%, 7/01/36
545	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A–	584,540
	Series 2013, 5.250%, 7/01/33
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien	7/25 at 100.00	AA	1,274,659
	Series 2015A, 5.000%, 7/01/36 – AGM Insured
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds,	7/24 at 100.00	AA+	1,300,381
	Refunding Junior Lien Series 2014, 5.000%, 7/01/29
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/24 at 100.00	AAA	2,245,280
	Series 2014A, 5.000%, 7/01/39
	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding
	Junior Lien Series 2001:
1,250	5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,360,287
1,040	5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,169,750
	Surprise, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2018:
500	5.000%, 7/01/35	7/28 at 100.00	AA+	591,760
805	5.000%, 7/01/36	7/28 at 100.00	AA+	949,803
14,705	Total Water and Sewer			16,306,811
$ 236,952	Total Long-Term Investments (cost $249,045,485)			259,649,328
	Floating Rate Obligations – (5.9)%			(9,755,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (53.7)% (6)			(88,143,383)
	Other Assets Less Liabilities – 1.4%			2,329,522
	Net Asset Applicable to Common Shares – 100%			$ 164,080,467

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 33.9%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUM	Nuveen Michigan Quality Municipal Income Fund Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 158.6% (100.0% of Total Investments)
	Consumer Staples – 4.8% (3.0% of Total Investments)
$ 6,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	2/19 at 100.00	B–	$ 5,963,820
	Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34
8,650	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	2/19 at 100.00	B2	8,651,730
	Bonds, Series 2008A, 6.875%, 6/01/42
14,650	Total Consumer Staples			14,615,550
	Education and Civic Organizations – 35.4% (22.3% of Total Investments)
1,220	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series	10/24 at 100.00	Aa3	1,393,447
	2014, 5.000%, 10/01/39
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007,	3/19 at 100.00	B	852,000
	5.250%, 11/01/36
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series	3/19 at 100.00	B–	792,645
	2005, 5.750%, 11/01/30
	Eastern Michigan University, General Revenue Bonds, Refunding Series 2017A:
1,100	5.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	1,261,271
2,270	5.000%, 3/01/36 – BAM Insured	3/27 at 100.00	AA	2,576,064
7,665	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	AA	7,806,802
	AGM Insured
500	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B,	12/24 at 100.00	A+	575,065
	5.000%, 12/01/28
	Lake Superior State University Board of Trustees, Michigan, General Revenue Bonds,
	Series 2018:
2,395	5.000%, 1/15/38 – AGM Insured	1/28 at 100.00	AA	2,683,933
4,000	5.000%, 1/15/43 – AGM Insured	1/28 at 100.00	AA	4,432,880
3,500	Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Kalamazoo	12/28 at 100.00	A1	3,948,140
	College Project, Refunding Series 2018, 5.000%, 12/01/43
990	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service	10/21 at 100.00	B	937,758
	Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31
1,170	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding	3/19 at 100.00	N/R	1,170,538
	Bonds, Kettering University, Series 2001, 5.000%, 9/01/26 – AMBAC Insured
235	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	3/19 at 100.00	N/R	235,014
	Montessori Academy, Series 2007, 6.500%, 12/01/37
5,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C,	2/20 at 100.00	AA	5,136,200
	5.000%, 2/15/40
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA	8,543,137
800	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/27	8/25 at 100.00	AA	939,488
3,665	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	4,168,901
3,690	Michigan Technological University, General Revenue Bonds, Refunding Series 2012A,	10/21 at 100.00	A1	3,947,304
	5.000%, 10/01/34
	Northern Michigan University, General Revenue Bonds, Series 2018A:
400	5.000%, 12/01/33	6/28 at 100.00	A1	466,060
650	5.000%, 12/01/35	6/28 at 100.00	A1	750,880
5,400	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	5,901,876
810	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series	7/26 at 100.00	A1	910,999
	2016A, 5.000%, 7/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
$ 2,000	5.000%, 4/01/34	4/27 at 100.00	AAA	$ 2,351,520
2,000	5.000%, 4/01/35	4/27 at 100.00	AAA	2,341,220
1,065	5.000%, 4/01/36	4/27 at 100.00	AAA	1,241,726
2,000	5.000%, 4/01/42	4/27 at 100.00	AAA	2,289,220
5,000	5.000%, 4/01/47	4/27 at 100.00	AAA	5,711,800
7,200	5.000%, 4/01/47 (UB) (4)	4/27 at 100.00	AAA	8,224,992
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,562,480
	University of Michigan, General Revenue Bonds, Series 2015:
5,735	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	6,496,149
2,400	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	2,705,736
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	Aa3	4,143,334
525	Western Michigan University, General Revenue Bonds, Refunding Series 2011,	11/21 at 100.00	Aa3	567,289
	5.000%, 11/15/31
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
750	5.250%, 11/15/33 – AGM Insured	11/23 at 100.00	AA	852,113
4,250	5.000%, 11/15/39 – AGM Insured	11/23 at 100.00	AA	4,761,275
	Western Michigan University, General Revenue Bonds, Refunding Series 2015A:
1,500	5.000%, 11/15/40	5/25 at 100.00	Aa3	1,697,415
850	5.000%, 11/15/45	5/25 at 100.00	Aa3	959,276
98,480	Total Education and Civic Organizations			108,335,947
	Health Care – 23.2% (14.7% of Total Investments)
2,000	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn	2/27 at 100.00	BBB–	2,066,160
	Hospital, Refunding Series 2016, 5.000%, 2/15/47
4,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson	7/21 at 100.00	AA–	4,298,920
	Healthcare, Refunding Series 2011A, 5.000%, 7/01/29
	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson
	Healthcare, Series 2019A:
1,720	5.000%, 7/01/36	7/28 at 100.00	AA–	1,928,791
1,995	5.000%, 7/01/39	7/28 at 100.00	AA–	2,204,734
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System,
	Refunding Series 2011C:
5,500	5.000%, 1/15/31	1/22 at 100.00	AA	5,872,625
2,000	5.000%, 1/15/42	1/22 at 100.00	AA	2,113,900
1,780	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group,	8/24 at 100.00	A+	1,979,556
	Refunding Series 2015A, 5.000%, 8/01/32
4,850	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group,	6/24 at 100.00	A+	5,310,895
	Refunding Series 2014, 5.000%, 6/01/39
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding	8/23 at 100.00	A+	4,335,458
	Series 2013, 5.000%, 8/15/31
6,060	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding	5/25 at 100.00	A+	6,575,161
	Series 2015, 5.000%, 11/15/45
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series	11/22 at 100.00	A+	3,205,530
	2012, 5.000%, 11/15/42
5,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/26 at 100.00	AA–	5,504,850
	Refunding Series 2016MI, 5.000%, 12/01/45
1,900	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/27 at 100.00	AA–	2,238,200
	Refunding Series 2017MI, 5.000%, 12/01/30
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding
	Series 2012:
1,000	5.000%, 11/01/25	11/22 at 100.00	A+	1,106,960
1,000	5.000%, 11/01/26	11/22 at 100.00	A+	1,103,980
3,750	5.000%, 11/01/42	11/22 at 100.00	A+	4,062,638

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued) February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 9,615	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	12/21 at 100.00	AA–	$ 10,234,494
	2011MI, 5.000%, 12/01/39
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA–	1,064,880
	Series 2009C, 5.000%, 12/01/48
5,380	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	3/24 at 100.00	A+	5,819,385
	Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39
65,480	Total Health Care			71,027,117
	Housing/Multifamily – 2.4% (1.5% of Total Investments)
2,590	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing	12/20 at 101.00	AA	2,719,785
	Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (AMT)
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A,	10/20 at 100.00	AA	1,886,995
	5.000%, 10/01/35
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2,	4/22 at 100.00	AA	1,764,520
	4.625%, 10/01/41
1,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D,	4/22 at 100.00	AA	1,002,950
	4.000%, 10/01/42
7,140	Total Housing/Multifamily			7,374,250
	Tax Obligation/General – 31.8% (20.1% of Total Investments)
2,310	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds,	5/22 at 100.00	Aa1	2,527,255
	Refunding Series 2012, 5.000%, 5/01/29
840	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds,	No Opt. Call	Aa2	971,275
	School Building & Site Series 2015, 5.000%, 5/01/24
895	Bloomfield Township, Michigan, General Obligation Bonds, Refunding Series 2016,	5/26 at 100.00	AAA	1,058,892
	5.000%, 5/01/28
4,445	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School	5/27 at 100.00	AA	4,967,154
	Building & Site Series 2017I, 5.000%, 5/01/47
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds,
	Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA	1,015,290
500	4.000%, 5/01/33	5/21 at 100.00	AA	506,180
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General	5/24 at 100.00	AA	1,269,600
	Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39
875	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds,	No Opt. Call	AA	908,784
	Refunding Series 2012, 5.000%, 5/01/20
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	7,709,536
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,518,200
100	0.000%, 12/01/27	No Opt. Call	AAA	81,097
4,305	0.000%, 12/01/29	No Opt. Call	AAA	3,251,566
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds,
	Refunding Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	603,282
500	5.000%, 10/01/30	10/21 at 100.00	AA	538,385
500	5.000%, 10/01/31	10/21 at 100.00	AA	538,125
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding
	School Building & Site Series 2016:
1,700	5.000%, 5/01/24 – AGM Insured	No Opt. Call	AA	1,956,632
4,205	5.000%, 5/01/28 – AGM Insured	5/26 at 100.00	AA	4,959,755
1,000	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	1,126,230

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Jenison Public Schools, Ottawa County, Michigan, General Obligation Bonds, Series 2017:
$ 1,245	5.000%, 5/01/29	5/27 at 100.00	Aa3	$ 1,467,668
1,265	5.000%, 5/01/30	5/27 at 100.00	Aa3	1,479,506
	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities
	Series 2017:
300	5.000%, 4/01/27	No Opt. Call	AA+	361,593
1,675	5.000%, 4/01/30	4/27 at 100.00	AA+	1,982,865
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement
	Series 2016:
1,000	5.000%, 6/01/31	6/26 at 100.00	AAA	1,168,390
1,445	5.000%, 6/01/34	6/26 at 100.00	AAA	1,664,886
1,000	5.000%, 6/01/35	6/26 at 100.00	AAA	1,150,360
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement
	Series 2017A:
1,570	5.000%, 6/01/36	6/27 at 100.00	AAA	1,830,180
1,650	5.000%, 6/01/37	6/27 at 100.00	AAA	1,914,165
1,025	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015,	1/25 at 100.00	AAA	1,172,805
	5.000%, 1/01/34
3,440	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015,	1/25 at 100.00	AAA	3,966,389
	5.000%, 1/01/31
	Lake Saint Claire Clean Water Drain Drainage District, Macomb County, Michigan, General
	Obligation Bonds, Series 2013:
1,000	5.000%, 10/01/25	10/23 at 100.00	AA+	1,132,090
1,020	5.000%, 10/01/26	10/23 at 100.00	AA+	1,153,304
1,000	L’Anse Creuse Public Schools, Macomb County, Michigan, General Obligation Bonds,	No Opt. Call	AA	1,123,710
	Refunding Series 2015, 5.000%, 5/01/23
	Lansing School District, Ingham County, Michigan, General Obligation Bonds,
	Series 2016I:
1,345	5.000%, 5/01/26	No Opt. Call	AA	1,602,379
2,085	5.000%, 5/01/38	5/26 at 100.00	AA	2,345,333
2,200	5.000%, 5/01/41	5/26 at 100.00	AA	2,453,748
1,500	Michigan Finance Authority, Senior lien Distributable State Aid Revenue Bonds, Charter	11/28 at 100.00	Aa3	1,702,755
	County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A,	12/21 at 100.00	Aa1	4,353,080
	5.000%, 12/01/22
500	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2015A,	12/25 at 100.00	Aa1	593,755
	5.000%, 12/01/28
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2014A,	12/24 at 100.00	Aa1	1,167,160
	5.000%, 12/01/28
2,000	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%,	No Opt. Call	Aa2	2,134,340
	5/01/22 – NPFG Insured
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community	5/24 at 100.00	AA	3,320,075
	Facility Series 2013I, 5.000%, 5/01/38
	Muskegon County, Michigan, General Obligation Wastewater Bonds, Management System 1,
	Refunding Series 2015:
1,350	5.000%, 11/01/33	11/25 at 100.00	AA	1,554,309
1,730	5.000%, 11/01/36	11/25 at 100.00	AA	1,982,684
	Port Huron, Michigan, General Obligation Bonds, Limited Tax Refunding & Capital
	Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	1,698,407
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA	689,946
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	567,922
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA	861,808

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued) February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 500	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding	No Opt. Call	AA	$ 502,720
	Series 2012, 5.000%, 5/01/19
1,510	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax	4/28 at 100.00	AA+	1,720,056
	Series 2018, 5.000%, 4/01/43
1,435	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School	5/24 at 100.00	AA	1,611,089
	Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured
550	Troy School District, Oakland County, Michigan, General Obligation Bonds, Refunding	5/25 at 100.00	AA	643,132
	Series 2015, 5.000%, 5/01/26
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	11/23 at 100.00	Aa1	1,782,912
	Bonds, School Building & Site Series 2014, 5.000%, 5/01/40
2,590	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds,	5/27 at 100.00	AA	2,959,438
	School Building & Site Series 2017, 5.000%, 5/01/36 – AGM Insured
1,225	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF	No Opt. Call	Aa2	1,356,835
	Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds,	5/21 at 100.00	AA	1,540,298
	Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured
90,500	Total Tax Obligation/General			97,219,330
	Tax Obligation/Limited – 16.5% (10.4% of Total Investments)
4,400	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	4,717,108
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
2,200	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment	2/24 at 103.00	N/R	2,373,250
	Bonds, Series 2013A, 5.950%, 2/01/42
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit
	Regional Convention Facility Authority Local Project, Series 2014H-1:
1,240	5.000%, 10/01/20	10/19 at 100.00	AA–	1,262,295
2,000	5.000%, 10/01/24	10/23 at 100.00	AA–	2,254,840
2,000	5.000%, 10/01/25	10/24 at 100.00	AA–	2,296,760
11,025	5.000%, 10/01/39	10/24 at 100.00	AA–	12,347,008
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	2,164,680
	2011-I-A, 5.375%, 10/15/41
1,845	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/23 at 100.00	Aa2	2,073,134
	2013-I-A, 5.000%, 10/15/29
4,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	4,573,480
	2015-I, 5.000%, 4/15/38
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding
	Series 2016-I:
1,500	5.000%, 4/15/41	10/26 at 100.00	Aa2	1,683,975
2,500	5.000%, 10/15/46	10/26 at 100.00	Aa2	2,779,450
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,100	5.000%, 11/15/24	11/21 at 100.00	AA+	1,196,789
1,750	5.000%, 11/15/29	11/21 at 100.00	AA+	1,893,850
1,605	5.000%, 11/15/31	11/21 at 100.00	AA+	1,735,166
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,193,396
1,970	5.000%, 11/15/36	11/21 at 100.00	AA+	2,120,055
1,370	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	1,535,167
1,950	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015,	11/24 at 100.00	AA+	2,270,463
	5.000%, 11/15/29
45,615	Total Tax Obligation/Limited			50,470,866

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 3.4% (2.1% of Total Investments)
$ 4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport,	No Opt. Call	A	$ 4,853,205
	Refunding Series 2011A, 5.000%, 12/01/21 (AMT)
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/27 at 100.00	A	1,123,190
	County Airport, Senior Series 2017A, 5.000%, 12/01/42
4,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	AA	4,385,400
	County Airport, Series 2012A, 5.000%, 12/01/42 – AGM Insured
9,500	Total Transportation			10,361,795
	U.S. Guaranteed – 11.9% (7.5% of Total Investments) (5)
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School
	Building & Site, Series 2011B:
1,200	5.500%, 5/01/36 (Pre-refunded 5/01/21)	5/21 at 100.00	AA	1,297,536
2,190	5.500%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	AA	2,368,003
1,800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance	6/20 at 100.00	AA	1,873,314
	Health, Refunding Series 2010A, 5.000%, 6/01/37 (Pre-refunded 6/01/20) – AGM Insured
5,505	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center,	6/22 at 100.00	N/R	6,069,978
	Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)
35	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	12/21 at 100.00	N/R	38,080
	2011MI, 5.000%, 12/01/39 (Pre-refunded 12/01/21)
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012:
2,000	5.000%, 10/01/31 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	2,229,440
1,135	5.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	1,265,207
	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds,
	Series 2010:
390	5.000%, 10/01/26 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	410,413
475	5.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	499,862
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health
	System, Refunding Series 2009:
150	5.000%, 11/15/20 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	153,465
7,300	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	7,506,444
4,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds,MidMichigan Obligated	6/19 at 100.00	AA+	4,041,520
	Group, Series 2009A, 5.875%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured
3,415	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s	No Opt. Call	Aaa	3,642,439
	Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%,	5/19 at 100.00	Aa1	1,006,240
	11/01/25 (Pre-refunded 5/01/19)
3,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	8/19 at 100.00	N/R	3,703,773
	Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)
350	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement	12/19 at 100.00	AA	359,184
	Series 2009, 5.125%, 12/01/33 (Pre-refunded 12/01/19) – AGC Insured
34,585	Total U.S. Guaranteed			36,464,898
	Utilities – 12.0% (7.6% of Total Investments)
	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A:
2,750	5.000%, 7/01/33	7/21 at 100.00	AA	2,934,057
6,020	5.000%, 7/01/39	7/21 at 100.00	AA	6,411,601
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option
	Bond Trust 2016-XF0394:
1,110	14.805%, 7/01/37, 144A (IF) (4)	7/21 at 100.00	AA–	1,394,637
1,700	14.805%, 7/01/37, 144A (IF) (4)	7/21 at 100.00	AA–	2,135,931
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/30	7/26 at 100.00	A	1,147,020
1,000	5.000%, 7/01/31	7/26 at 100.00	A	1,139,520
75	5.000%, 7/01/32	7/26 at 100.00	A	85,117
1,000	5.000%, 7/01/33	7/26 at 100.00	A	1,129,930

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued) February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A:
$ 1,900	5.000%, 1/01/27	1/22 at 100.00	A2	$ 2,020,099
4,530	5.000%, 1/01/43	1/22 at 100.00	A2	4,748,210
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding
	Series 2011:
1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	1,849,848
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	2,091,590
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	2,291,289
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	304,805
3,640	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison	No Opt. Call	Aa3	4,009,824
	Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured
2,700	Wyandotte, Michigan, Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/44 –	10/25 at 100.00	AA	2,975,643
	BAM Insured
33,645	Total Utilities			36,669,121
	Water and Sewer – 17.2% (10.8% of Total Investments)
15	Detroit, Michigan, Water Supply System Revenue Bonds, Refunding Second Lien Series	3/19 at 100.00	AA	15,039
	2004A, 5.000%, 7/01/34 – AGM Insured
1,700	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series	4/28 at 100.00	AA	1,887,034
	2018, 5.000%, 4/01/43 – AGM Insured
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding
	Series 2014:
1,000	5.000%, 1/01/32	1/24 at 100.00	Aa1	1,134,780
1,000	5.000%, 1/01/33	1/24 at 100.00	Aa1	1,133,310
1,000	5.000%, 1/01/34	1/24 at 100.00	Aa1	1,131,340
1,855	5.000%, 1/01/44	1/24 at 100.00	Aa1	2,090,474
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018:
2,500	5.000%, 1/01/43	1/28 at 100.00	Aa1	2,844,825
1,055	5.000%, 1/01/48	1/28 at 100.00	Aa1	1,192,108
1,005	Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Refunding	7/26 at 100.00	A	1,146,253
	Second Lien Series 2016C, 5.000%, 7/01/32
6,245	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien	7/26 at 100.00	AA–	7,202,983
	Series 2016C, 5.000%, 7/01/32
5,000	Michigan Finance Authority, Clean Water Revolving Fund Revenue Bonds, Refunding Series	No Opt. Call	AAA	5,983,850
	2016B, 5.000%, 10/01/25
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C:
4,665	5.000%, 7/01/34	7/25 at 100.00	A	5,187,713
1,070	5.000%, 7/01/35	7/25 at 100.00	A	1,186,266
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,658,670
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,342,744
3,340	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	AA	3,789,631
	Sewerage Department Water Supply System Local Project, Series 2014D-2, 5.000%, 7/01/27 –
	AGM Insured
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate
	Refunding Series 2013:
1,955	5.000%, 10/01/22	No Opt. Call	AAA	2,185,494
3,200	5.000%, 10/01/25	10/22 at 100.00	AAA	3,568,992
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water, Refunding	No Opt. Call	AAA	2,106,600
	Series 2012, 5.000%, 10/01/20
580	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series	3/19 at 100.00	AAA	581,531
	2004, 5.000%, 10/01/19

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 170	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series	3/19 at 100.00	AAA	$ 170,449
	2005, 5.000%, 10/01/19
90	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series	3/19 at 100.00	AAA	90,226
	2004, 5.000%, 10/01/23
1,000	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Refunding Series 2016,	No Opt. Call	AA	1,153,590
	5.000%, 11/01/24
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	10/21 at 100.00	A–	538,110
1,500	5.625%, 10/01/40	10/21 at 100.00	A–	1,635,825
	Wyoming, Michigan, Water Supply System Revenue Bonds, Refunding Series 2016:
210	5.000%, 6/01/26	No Opt. Call	Aa3	248,455
505	5.000%, 6/01/27	6/26 at 100.00	Aa3	592,057
550	5.000%, 6/01/28	6/26 at 100.00	Aa3	639,441
46,430	Total Water and Sewer			52,437,790
$ 446,025	Total Long-Term Investments (cost $464,144,323)			484,976,664
	Floating Rate Obligations – (4.0)%			(12,265,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (56.5)% (6)			(172,804,230)
	Other Assets Less Liabilities – 1.9%			5,837,165
	Net Asset Applicable to Common Shares – 100%			$ 305,744,599

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.6%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUO	Nuveen Ohio Quality Municipal Income Fund Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.6% (100.0% of Total Investments)
	Consumer Staples – 4.1% (2.7% of Total Investments)
$ 13,120	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	2/19 at 100.00	B–	$ 12,316,400
	Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47
	Education and Civic Organizations – 14.2% (9.2% of Total Investments)
	Lorain County Community College District, Ohio, General Receipts Revenue Bonds,
	Refunding Series 2017:
1,305	5.000%, 12/01/32	6/27 at 100.00	Aa2	1,512,430
1,200	5.000%, 12/01/33	6/27 at 100.00	Aa2	1,386,816
505	5.000%, 12/01/34	6/27 at 100.00	Aa2	581,775
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014:
4,375	5.000%, 9/01/33	9/24 at 100.00	AA	4,929,444
2,500	4.000%, 9/01/39	9/24 at 100.00	AA	2,585,225
2,585	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017, 5.000%, 9/01/41	9/26 at 100.00	AA	2,912,080
	Miami University of Ohio, General Receipts Bonds, Series 2011:
130	5.000%, 9/01/33	9/21 at 100.00	AA	138,980
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	2,092,437
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	500,510
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,038,980
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University
	Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	131,016
590	5.000%, 11/01/32	5/22 at 100.00	AA	640,575
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton,	12/22 at 100.00	A+	5,423,700
	Refunding Series 2013, 5.000%, 12/01/43
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,091,090
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,006,480
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
1,000	University of Cincinnati, Ohio, General Receipts Bonds, Green Bond Series 2014C,	12/24 at 100.00	AA–	1,127,110
	5.000%, 6/01/41
3,175	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA–	3,532,823
7,580	Wright State University, Ohio, General Receipts Bonds, Series 2011A, 5.000%, 5/01/31 –	5/21 at 100.00	AA	8,033,815
	BAM Insured
	Youngstown State University, Ohio, General Receipts Bonds, Refunding Series 2017:
1,555	5.000%, 12/15/29	12/26 at 100.00	A+	1,814,607
1,670	5.000%, 12/15/30	12/26 at 100.00	A+	1,933,910
38,730	Total Education and Civic Organizations			42,413,803
	Health Care – 15.9% (10.3% of Total Investments)
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/23 at 100.00	AA–	3,252,060
	Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated
	Group Project, Refunding & Improvement Series 2017:
2,250	5.000%, 12/01/37	12/27 at 100.00	A–	2,483,505
1,000	5.000%, 12/01/47	12/27 at 100.00	A–	1,084,650
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Baa3	2,441,112
	Project, Series 2013, 5.000%, 6/15/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	AA+	$ 267,005
	5.000%, 11/15/41
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option	11/21 at 100.00	AA+	5,089,414
	Bond Trust 2016-XL0004, 8.210%, 11/15/41, 144A (IF) (4)
1,730	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	1,929,469
	5.000%, 12/01/47
300	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc.,	3/19 at 100.00	A–	300,930
	Refunding Series 2008C, 6.000%, 8/15/43
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	875,391
	Center Project, Refunding Series 2011, 5.250%, 8/01/41
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
2,575	5.000%, 5/01/30	3/19 at 100.00	BBB+	2,602,733
2,040	5.000%, 5/01/32	3/19 at 100.00	BBB+	2,061,420
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	BB+	6,241,813
	Obligated Group Project, Series 2013, 5.000%, 2/15/44
1,100	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland	1/22 at 100.00	AA	1,181,653
	Clinic Health System Obligated Group, Series 2012A, 5.000%, 1/01/38
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa
	Health System Project, Series 2010:
1,520	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	1,572,182
555	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	578,249
	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group,
	Refunding Series 2017A:
1,000	5.000%, 1/01/30	1/28 at 100.00	AA	1,210,170
2,090	5.000%, 1/01/33	1/28 at 100.00	AA	2,467,120
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,100,000
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,192,660
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood
	County Hospital Project, Series 2012:
2,670	5.000%, 12/01/37	12/22 at 100.00	Ba2	2,752,903
5,510	5.000%, 12/01/42	12/22 at 100.00	Ba2	5,639,485
44,395	Total Health Care			47,323,924
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
187	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds,	3/19 at 100.00	Aaa	187,473
	Agler Project, Series 2002A, 5.550%, 5/20/22 (AMT)
3,340	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower	3/19 at 101.00	Aa1	3,366,186
	Apartments Project, Series 2007, 5.250%, 9/20/47 (AMT)
3,527	Total Housing/Multifamily			3,553,659
	Industrials – 1.3% (0.8% of Total Investments)
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation	No Opt. Call	A3	3,874,277
	Inc., Series 1992, 6.450%, 12/15/21
1,600	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste	3/19 at 101.00	N/R	16
	Inc., Series 2007A, 6.350%, 7/01/27 (AMT) (5)
5,095	Total Industrials			3,874,293
	Long-Term Care – 1.1% (0.7% of Total Investments)
895	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	922,306
	Services, Improvement Series 2010A, 5.625%, 7/01/26
2,220	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint	4/20 at 100.00	BBB–	2,304,205
	Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40
3,115	Total Long-Term Care			3,226,511

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued) February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 21.9% (14.1% of Total Investments)
$ 2,500	Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds,	11/27 at 100.00	AA	$ 2,818,750
	School Facilities Construction & Improvement Series 2017, 5.000%, 11/01/54
1,050	Cleveland, Ohio, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 12/01/43	6/28 at 100.00	AA+	1,191,918
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds,
	Refunding Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	3,498,298
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	4,557,894
2,250	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	2,787,322
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
725	5.000%, 12/01/26	12/25 at 100.00	Aaa	870,558
900	5.000%, 12/01/32	12/25 at 100.00	Aaa	1,057,599
1,000	5.000%, 12/01/34	12/25 at 100.00	Aaa	1,171,000
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	1,971,508
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General
	Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30	11/24 at 100.00	Aa2	1,432,620
1,540	5.000%, 11/01/31	11/24 at 100.00	Aa2	1,746,622
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School
	Improvement Series 2013:
555	5.250%, 1/01/38	1/22 at 100.00	AA	604,428
1,355	5.250%, 1/01/41	1/22 at 100.00	AA	1,473,725
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009,	12/19 at 100.00	Aa1	1,387,805
	5.125%, 12/01/36
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa1	2,056,428
	2011, 0.000%, 12/01/21
	Middletown City School District, Butler County, Ohio, General Obligation Bonds,
	Refunding Series 2007:
3,625	5.250%, 12/01/28 – AGM Insured	No Opt. Call	A2	4,439,247
4,500	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	5,544,270
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series	No Opt. Call	A1	1,527,476
	2006, 5.500%, 12/01/24 – AMBAC Insured
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities	6/22 at 100.00	Aa3	784,900
	Construction & Improvement Series 2012, 5.000%, 12/01/36
2,880	Ohio State, General Obligation Bonds, Higher Education, Series 2017A, 5.000%, 5/01/36	5/25 at 100.00	AA+	3,269,520
3,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R,	5/24 at 100.00	AAA	3,437,010
	5.000%, 5/01/29
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	2,999,775
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,493,100
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban	6/22 at 100.00	Aa2	5,426,150
	Redevelopment, Series 2012, 5.000%, 6/01/42
4,000	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation	1/28 at 100.00	Aa2	4,012,240
	Bonds, School Improvement Series 2018A, 4.000%, 1/15/55
450	South-Western City School District, Franklin and Pickaway Counties, Ohio, General	6/22 at 100.00	AA	490,712
	Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	AA	1,880,910
	Bonds, Refunding Series 2007, 5.250%, 12/01/32
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds,	12/27 at 100.00	AAA	1,143,570
	School Facilities & Improvement Series 2018A, 5.000%, 12/01/48
60,260	Total Tax Obligation/General			65,075,355

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 37.6% (24.3% of Total Investments)
$ 8,045	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate	10/23 at 100.00	AA+	$ 8,928,904
	Lien Series 2015A-2, 5.000%, 10/01/37
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA+	1,479,938
1,000	5.000%, 10/01/32	4/28 at 100.00	AA+	1,178,360
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series	11/23 at 100.00	AA+	3,331,200
	2014A-1, 5.000%, 11/15/38
	Cleveland, Ohio, Income Tax Revenue Bonds, Subordinate Lien Improvement and Refunding
	Series 2017A-2:
435	5.000%, 10/01/30	10/27 at 100.00	AA+	515,814
700	5.000%, 10/01/33	10/27 at 100.00	AA+	816,375
500	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard	12/19 at 100.00	BBB	504,165
	Avenue Parking Facility Project, Series 2012A, 5.000%, 12/01/36
6,750	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention	12/20 at 100.00	AA	7,126,852
	Center Project, Recovery Zone Facility Series 2010F, 5.000%, 12/01/27
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,815	5.000%, 12/01/32	12/24 at 100.00	AAA	2,083,257
1,415	5.000%, 12/01/33	12/24 at 100.00	AAA	1,620,034
1,000	5.000%, 12/01/34	12/24 at 100.00	AAA	1,143,170
945	5.000%, 12/01/35	12/24 at 100.00	AAA	1,078,651
300	Delaware County District Library, Ohio, Library Fund Library Facilities Special	12/19 at 100.00	Aa2	307,212
	Obligation Notes, Series 2009, 5.000%, 12/01/34
1,920	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/44	12/25 at 100.00	Aa1	2,177,626
10,350	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue	12/24 at 100.00	Aa1	11,837,709
	Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014,
	5.000%, 12/01/35
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
2,120	5.000%, 6/01/36	6/28 at 100.00	AAA	2,510,737
1,155	5.000%, 6/01/37	6/28 at 100.00	AAA	1,361,653
6,500	5.000%, 6/01/43	6/28 at 100.00	AAA	7,512,310
5,535	5.000%, 6/01/48	6/28 at 100.00	AAA	6,357,280
1,000	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital	12/25 at 100.00	AA+	1,155,430
	Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34
1,200	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital	12/26 at 100.00	AA+	1,434,936
	Improvement Bonds, Refunding Series 2016, 5.000%, 12/01/28
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 –	No Opt. Call	AA	4,223,445
	AGM Insured
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	5,406,400
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	AA	22,679,955
	Series 2013A, 5.000%, 1/01/38
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,	10/22 at 100.00	Aa3	1,105,410
	Series 2012C, 5.000%, 10/01/24
	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement
	Fund Projects, Series 2017A:
915	5.000%, 12/01/31	12/27 at 100.00	AA	1,090,259
1,345	5.000%, 12/01/32	12/27 at 100.00	AA	1,589,669
1,250	Pickaway County, Ohio, Sales Tax Special Obligation Bonds, Series 2019, 5.000%, 12/01/48	12/28 at 100.00	AA	1,398,013
1,845	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community	12/25 at 100.00	AA	1,923,837
	Facilities Bonds, Series 2015A, 4.250%, 12/01/36 – AGM Insured
400	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development	12/28 at 100.00	N/R	417,648
	TIF Revenue Bonds, RBM Development – Phase 2B Project, Series 2018A, 6.000%, 12/01/50

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued) February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of
	Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
$ 1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	$ 1,837,958
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,339,836
	Vermilion Local School District, Erie and Lorain Counties, Ohio, Certificates of
	Participation, School Facilities Project, Series 2012:
765	5.000%, 12/01/24	12/20 at 100.00	Aa3	805,813
805	5.000%, 12/01/25	12/20 at 100.00	Aa3	847,520
2,450	Westerville City School District, Franklin and Delaware Counties, Ohio, Certificates of	12/27 at 100.00	Aa2	2,784,474
	Participation, School Facilities Project, Series 2018, 5.000%, 12/01/39
101,820	Total Tax Obligation/Limited			111,911,850
	Transportation – 19.3% (12.5% of Total Investments)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
2,150	5.000%, 1/01/30	1/22 at 100.00	A	2,308,971
1,500	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	1,613,055
	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2015B:
860	5.000%, 12/01/33 – AGM Insured	12/23 at 100.00	AA	956,913
500	5.000%, 12/01/34 – AGM Insured	12/23 at 100.00	AA	555,400
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth
	Bypass Project, Series 2015:
2,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	2,787,800
3,000	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	3,307,200
4,250	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A–	4,470,575
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien
	Series 2013A-1:
2,050	5.250%, 2/15/39	2/23 at 100.00	Aa3	2,271,913
10,915	5.000%, 2/15/48	2/23 at 100.00	Aa3	11,733,843
15,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/28 at 100.00	Aa3	17,064,900
	Series 2018A, 5.000%, 2/15/46 (UB)
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien,
	Capital Appreciation Series 2013A-2:
5,000	0.000%, 2/15/37	No Opt. Call	Aa3	2,591,850
11,260	0.000%, 2/15/38	No Opt. Call	Aa3	5,553,770
5,000	0.000%, 2/15/40	No Opt. Call	Aa3	2,228,150
63,985	Total Transportation			57,444,340
	U.S. Guaranteed – 20.6% (13.3% of Total Investments) (6)
1,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners,	6/20 at 100.00	AA–	2,034,143
	Series 2010A, 5.250%, 6/01/38 (Pre-refunded 6/01/20)
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
1,165	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	1,236,659
2,335	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A	2,478,626
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements,
	Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	121,472
1,140	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	1,260,794
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	270,551
2,545	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	2,814,668
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	176,686
1,605	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	1,775,066
	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding Series 2012A:
1,960	5.000%, 12/01/31 (Pre-refunded 12/01/20)	12/20 at 100.00	AA	2,075,013
875	5.000%, 12/01/32 (Pre-refunded 12/01/20)	12/20 at 100.00	AA	926,345

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	$ 8,890,183
	(Pre-refunded 12/01/21)
2,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA+	2,050,640
	(Pre-refunded 12/01/19)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2013A-2:
1,315	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	1,503,966
1,520	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	1,738,424
1,600	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	1,829,920
2,705	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate	10/23 at 100.00	N/R	3,093,708
	Lien Series 2015A-2, 5.000%, 10/01/37 (Pre-refunded 10/01/23)
	Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:
2,500	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	2,730,175
1,975	5.000%, 1/01/26 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	2,156,838
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School	11/21 at 100.00	A1	1,240,457
	Facilities Improvement Series 2011, 5.000%, 11/01/39 (Pre-refunded 11/01/21) – AGM Insured
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,
	Improvement Series 2009:
250	5.000%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2	255,373
2,615	5.250%, 11/01/40 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2	2,675,459
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital
	Improvement Bonds, Refunding Series 2012:
1,010	5.250%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	1,107,051
1,090	5.250%, 12/01/28 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	1,194,738
760	5.250%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	833,028
600	5.000%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	653,646
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center,	6/21 at 100.00	A+	3,546,307
	Series 2011A, 6.250%, 12/01/34 (Pre-refunded 6/01/21)
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa1	4,412,490
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series	5/23 at 100.00	AA+	2,265,360
	2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)
945	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa	5/20 at 100.00	AA	989,906
	Health System Project, Series 2010, 5.750%, 11/15/40 (Pre-refunded 5/15/20) – AGM Insured
1,800	South-Western City School District, Franklin and Pickaway Counties, Ohio, General	6/22 at 100.00	N/R	1,987,722
	Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36
	(Pre-refunded 6/01/22)
	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds,
	School Improvement Series 2009:
685	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R	690,795
315	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	AA–	317,703
56,255	Total U.S. Guaranteed			61,333,912
	Utilities – 5.7% (3.7% of Total Investments)
1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds,	2/24 at 100.00	A1	1,637,055
	Series 2015A, 5.000%, 2/15/42
1,430	American Municipal Power, Inc., Ohio, Greenup Hydroelectric Project Revenue Bonds,	2/26 at 100.00	A1	1,577,147
	Refunding Series 2016A, 5.000%, 2/15/41
1,660	American Municipal Power, Inc., Ohio, Solar Electricity Prepayment Project Revenue	2/29 at 100.00	A	1,869,857
	Bonds, Green Bonds Series 2019A, 5.000%, 2/15/44
1,565	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 –	No Opt. Call	A–	924,664
	NPFG Insured

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
$ 2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A–	$ 1,483,120
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A–	4,257,180
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–	1,215,959
1,500	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus	12/19 at 100.00	A2	1,535,190
	Southern Power Company Project, Series 2009B, 5.800%, 12/01/38
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,740,000
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	No Opt. Call	A1	706,135
	Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured
21,655	Total Utilities			16,946,307
	Water and Sewer – 11.7% (7.6% of Total Investments)
8,000	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	AAA	9,117,120
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	AA+	2,188,948
375	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds,	No Opt. Call	Aa1	393,315
	Series 1993G, 5.500%, 1/01/21 – NPFG Insured
1,275	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of	12/24 at 100.00	AA+	1,469,387
	Greater Cincinnati, Refunding Series 2014A, 5.000%, 12/01/31
2,025	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 –	12/20 at 100.00	A2	2,081,437
	AGM Insured
	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds,
	Refunding & Improvement Series 2014:
2,950	5.000%, 11/15/39	11/24 at 100.00	AA+	3,331,110
1,400	5.000%, 11/15/44	11/24 at 100.00	AA+	1,563,534
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
820	5.000%, 11/15/25	11/23 at 100.00	Aa3	926,452
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	682,095
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,209,934
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	780,582
10,000	Toledo, Ohio, Water System Revenue Bonds, Refunding & Improvement Series 2016,	11/26 at 100.00	AA–	11,254,600
	5.000%, 11/15/41 (UB) (4)
31,255	Total Water and Sewer			34,998,514
$ 443,212	Total Long-Term Investments (cost $440,422,999)			460,418,868
	Floating Rate Obligations – (6.7)%			(20,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (49.6)% (7)			(147,759,533)
	Other Assets Less Liabilities – 1.7%			5,115,037
	Net Asset Applicable to Common Shares – 100%			$ 297,774,372

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 32.1%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NTX	Nuveen Texas Quality Municipal Income Fund Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.6% (100.0% of Total Investments)
	Consumer Discretionary – 2.7% (1.7% of Total Investments)
$ 4,060	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue	3/19 at 100.00	A3	$ 4,060,000
	Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (AMT)
	Education and Civic Organizations – 12.2% (7.8% of Total Investments)
2,500	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding	7/24 at 100.00	AAA	2,877,875
	Series 2015A, 5.000%, 7/01/28
1,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding	No Opt. Call	AAA	1,112,460
	Series 2012B, 5.000%, 8/15/22
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
1,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	968,270
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	965,130
1,230	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood	8/23 at 100.00	BBB–	1,338,683
	Jr. Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist	3/21 at 100.00	A–	1,052,590
	University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical	11/22 at 100.00	A	1,104,630
	Facilities Revenue Bonds, Baylor College of Medicine, Refunding Series 2012A, 5.000%, 11/15/26
3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue	6/23 at 100.00	Baa2	3,129,030
	Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A,
	5.000%, 6/01/38
2,000	Lone Star College System, Harris, Montgomery and San Jacinto Counties, Texas, Revenue	2/21 at 100.00	AA	2,117,420
	Financing System Bonds, Series 2013, 5.000%, 2/15/36
1,925	Stephen F. Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series	10/28 at 100.00	AA–	2,166,029
	2016, 5.000%, 10/15/42
1,240	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing	5/26 at 100.00	AA	1,444,104
	System, Refunding Series 2016, 5.000%, 5/01/27 – BAM Insured
16,895	Total Education and Civic Organizations			18,276,221
	Energy – 1.3% (0.9% of Total Investments)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	10/22 at 100.00	BB	1,987,800
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)
	Health Care – 2.8% (1.8% of Total Investments)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	12/22 at 100.00	A+	1,088,100
	Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	1,097,880
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A	568,416
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	1,433,212
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/32
3,765	Total Health Care			4,187,608

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.2% (1.4% of Total Investments)
$ 3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	AA	$ 3,239,850
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured
	Tax Obligation/General – 25.1% (16.0% of Total Investments)
1,975	Allen Independent School District, Collin County, Texas, General Obligation Bonds,	2/26 at 100.00	AAA	2,232,639
	School Building Series 2016, 5.000%, 2/15/39
500	Austin Community College District, Texas, General Obligation Bonds, Refunding Limited	No Opt. Call	AA+	568,495
	Tax Series 2016, 5.000%, 8/01/23
1,620	Cameron County, Texas, General Obligation Bonds, State Highway 550 Project, Series 2012,	2/22 at 100.00	AA	1,751,998
	5.000%, 2/15/32 – AGM Insured
1,500	College Station, Texas, Certificates of Obligation, Series 2012, 5.000%, 2/15/32	2/21 at 100.00	AA+	1,588,365
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013,	8/23 at 100.00	A–	1,057,160
	5.000%, 8/15/33
1,565	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 –	No Opt. Call	AA	1,666,600
	AGM Insured
2,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A,	3/27 at 100.00	AA	2,350,560
	5.000%, 3/01/31
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 24.48	A+	761,865
	Refunding Series 2012A, 0.000%, 8/01/45
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation	2/24 at 100.00	Aaa	1,521,405
	Bonds, School Building Series 2014, 5.000%, 2/15/39
2,675	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series	8/24 at 100.00	AA–	3,015,741
	2014, 5.000%, 8/01/34
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds,	2/23 at 100.00	AAA	1,481,355
	School Building Series 2013A, 5.000%, 2/15/43
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	4/21 at 100.00	BBB	1,859,987
	Series 2011A, 7.250%, 4/01/36
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,000	5.750%, 12/01/33	12/25 at 100.00	B1	1,059,090
1,000	6.125%, 12/01/38	12/25 at 100.00	B1	1,058,800
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E,	No Opt. Call	AAA	827,113
	0.000%, 10/01/35
4,000	Prosper Independent School District, Collin County, Texas, General Obligation Bonds,	2/25 at 100.00	AAA	4,500,960
	Refunding Series 2015, 5.000%, 2/15/40
205	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba2	209,672
	2014A, 5.125%, 2/01/39
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement	4/22 at 100.00	AAA	2,157,880
	Series 2012A, 5.000%, 4/01/42
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement,	4/24 at 100.00	AAA	2,219,100
	Series 2014, 5.000%, 4/01/44
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund,	4/24 at 100.00	AAA	2,253,480
	Refunding Series 2014, 5.000%, 10/01/34
	West Texas Independent School District, McLennan and Hill Counties, General Obligation
	Refunding Bonds, Series 1998:
45	0.000%, 8/15/22	3/19 at 83.20	AAA	37,364
45	0.000%, 8/15/24	3/19 at 74.60	AAA	33,500
9,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,	8/25 at 44.15	Aaa	3,196,260
	Capital Appreciation Series 2015, 0.000%, 8/15/45
43,270	Total Tax Obligation/General			37,409,389

NTX	Nuveen Texas Quality Municipal Income Fund
Portfolio of Investments (continued) February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 26.9% (17.2% of Total Investments)
$ 1,000	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series	8/19 at 100.00	AA	$ 1,015,370
	2010, 5.250%, 8/15/38 – AGM Insured
	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax
	Series 2015:
1,060	5.000%, 8/15/34 – AGM Insured	8/24 at 100.00	AA	1,191,758
1,160	5.000%, 8/15/35 – AGM Insured	8/24 at 100.00	AA	1,302,297
1,175	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series	12/24 at 100.00	AA+	1,339,829
	2014A, 5.000%, 12/01/36
1,680	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A,	12/25 at 100.00	AA+	1,887,850
	5.000%, 12/01/48
500	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement	9/19 at 103.00	N/R	506,515
	District 1, Series 2014, 6.500%, 9/01/36
2,500	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds,	No Opt. Call	AAA	2,990,000
	Contractual Obligations Series 2015B, 5.000%, 11/01/25
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds,	11/21 at 100.00	AAA	1,492,165
	Series 2011A, 5.000%, 11/01/41
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
450	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	376,177
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa2	120,494
260	0.000%, 11/15/33	11/31 at 88.44	Baa2	139,407
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	Baa2	1,024,749
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	494,330
4,370	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	Baa2	1,671,306
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	Baa2	808,922
400	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien	11/24 at 100.00	A3	444,276
	Series 2014C, 5.000%, 11/15/34
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	A2	1,137,710
	Series 2014A, 5.000%, 11/15/28
3,440	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G,	11/31 at 53.78	A2	1,142,665
	0.000%, 11/15/41 – NPFG Insured
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	489,120
	0.000%, 11/15/33 – NPFG Insured
1,015	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	9/24 at 100.00	A2	1,131,502
	Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34
1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A2	897,700
	Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured
10,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series	10/26 at 100.00	AAA	11,865,700
	2016A, 5.000%, 10/01/30 (UB) (4)
1,875	Texas State Transportation Commission, Highway Fund Revenue Bonds, Highway 249 First	2/29 at 100.00	Baa3	2,039,869
	Tier Series 2019A, 5.000%, 8/01/57
2,490	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds,	9/25 at 100.00	Baa2	2,656,954
	Infrastructure Improvement Facilities, Series 2018, 5.000%, 9/01/40
1,735	Via Metropolitan Transit Advanced Transportation District, Texas, Sales Tax Revenue	8/24 at 100.00	AA	1,982,428
	Bonds, Refunding & Improvement Series 2014, 5.000%, 8/01/38
45,615	Total Tax Obligation/Limited			40,149,093
	Transportation – 22.0% (14.0% of Total Investments)
3,000	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/39 (AMT)	11/24 at 100.00	A1	3,307,200
665	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	1/23 at 100.00	BBB+	707,380
	Series 2013, 5.000%, 1/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
$ 2,945	0.000%, 1/01/36	No Opt. Call	A–	$ 1,554,548
2,205	0.000%, 1/01/37	No Opt. Call	A–	1,098,641
2,160	0.000%, 1/01/38	No Opt. Call	A–	1,023,170
1,000	0.000%, 1/01/40	No Opt. Call	A–	430,300
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/20 at 100.00	A+	1,039,850
	2010A, 5.000%, 11/01/42
1,165	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/20 at 100.00	A+	1,216,458
	2012B, 5.000%, 11/01/35
1,670	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	1,809,462
	Series 2013A, 5.125%, 10/01/43
1,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA+	1,766,378
	Lien Series 2013B, 5.000%, 4/01/53
1,165	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2012C,	8/22 at 100.00	AA	1,273,462
	5.000%, 8/15/31
5,150	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A,	8/26 at 100.00	Aa2	5,794,935
	5.000%, 8/15/41
2,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series Series	7/22 at 100.00	A+	2,151,280
	2012A, 5.000%, 7/01/31 (AMT)
1,750	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A1	1,959,020
	Series 2015, 5.000%, 11/01/35 (AMT)
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	3,117,240
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
20	6.100%, 1/01/28	3/19 at 100.00	A+	20,062
375	6.250%, 1/01/39	3/19 at 100.00	A+	376,189
2,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	1,402,850
	0.000%, 1/01/36 – AGC Insured
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%,	7/22 at 100.00	A+	2,723,250
	7/01/27 (AMT)
35,910	Total Transportation			32,771,675
	U.S. Guaranteed – 15.1% (9.7% of Total Investments) (5)
2,500	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding	5/20 at 100.00	AA	2,621,525
	Series 2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)
185	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 –	No Opt. Call	AA	196,899
	AGM Insured (ETM)
1,350	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue	7/20 at 100.00	A	1,412,127
	Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28
	(Pre-refunded 7/01/20)
2,000	Laredo Community College District, Webb County, Texas, Combined Fee Revenue Bonds,	8/20 at 100.00	AA	2,099,220
	Series 2010, 5.250%, 8/01/35 (Pre-refunded 8/01/20) – AGM Insured
4,000	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2010,	3/20 at 100.00	AA–	4,140,640
	5.250%, 3/01/40 (Pre-refunded 3/01/20)
365	Lone Star College System, Harris and Montgomery Counties, Texas, General Obligation	8/19 at 100.00	AAA	370,687
	Bonds, Series 2009, 5.000%, 8/15/34 (Pre-refunded 8/15/19)
25	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B, 5.000%,	5/22 at 100.00	N/R	27,499
	5/15/29 (Pre-refunded 5/15/22)
845	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds,	No Opt. Call	Aaa	971,167
	Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)
2,000	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,	8/19 at 100.00	Aa2	2,037,360
	Children’s Medical Center Dallas Project, Series 2009, 5.750%, 8/15/39 (Pre-refunded 8/15/19)

NTX	Nuveen Texas Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,	8/22 at 100.00	Aa2	$ 983,005
	Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest	9/21 at 100.00	N/R	3,240,510
	Series 2011D, 5.000%, 9/01/31 (Pre-refunded 9/01/21)
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A,	9/21 at 100.00	N/R	2,184,640
	5.500%, 9/01/41 (Pre-refunded 9/01/21)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
95	5.250%, 8/15/40 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R	99,842
1,155	5.250%, 8/15/40 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R	1,213,870
1,000	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds,	9/19 at 100.00	BBB	1,018,820
	Infrastructure Improvement Facilities, Series 2009, 5.500%, 9/01/29 (Pre-refunded 9/01/19)
21,405	Total U.S. Guaranteed			22,617,811
	Utilities – 15.4% (9.8% of Total Investments)
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2012A,	11/22 at 100.00	AA	2,187,580
	5.000%, 11/15/40
3,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A,	11/25 at 100.00	AA	3,408,420
	5.000%, 11/15/38
2,000	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	A+	2,309,940
3,000	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2010A,	5/20 at 100.00	A	3,096,360
	5.000%, 5/15/40
1,150	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A,	5/22 at 100.00	A	1,242,311
	5.000%, 5/15/36
1,975	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B,	5/22 at 100.00	A	2,152,000
	5.000%, 5/15/29
1,500	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue	7/19 at 102.00	A–	1,549,560
	Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29
1,000	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Bonds, Refunding	No Opt. Call	BBB+	1,041,990
	Series 2012, 5.000%, 10/01/20
2,790	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	3,227,500
	Senior Lien Series 2008D, 6.250%, 12/15/26
1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	1,056,340
	Series 2006A, 5.250%, 12/15/20
	Texas Municipal Power Agency, Revenue Bonds, Refunding Transmission Series 2010:
640	5.000%, 9/01/34	9/20 at 100.00	A+	667,526
1,000	5.000%, 9/01/40	9/20 at 100.00	A+	1,040,310
21,055	Total Utilities			22,979,837
	Water and Sewer – 30.9% (19.7% of Total Investments)
1,450	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016A,	11/26 at 100.00	AA	1,643,575
	5.000%, 11/15/41
1,575	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series	7/23 at 100.00	AA	1,736,075
	2014, 5.000%, 7/10/38 – BAM Insured
2,500	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use	2/21 at 100.00	AA	2,644,800
	Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/31
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series	7/23 at 100.00	A+	2,192,940
	2013, 5.000%, 7/15/43
2,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/22 at 100.00	AA	2,171,320
	2012D, 5.000%, 11/15/42
3,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/28 at 100.00	Aa2	3,523,890
	2018D, 5.000%, 11/15/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	AA	$ 763,697
	12/15/36 – AGM Insured
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding	12/22 at 100.00	AA–	4,254,647
	Senior Lien Series 2013, 5.000%, 12/15/33
1,000	Nueces River Authority, Texas, Water Supply Revenue Bonds, Corpus Christi Lake Texana	7/25 at 100.00	AA–	1,177,770
	Project, Refunding Series 2015, 5.000%, 7/15/26
2,640	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2015B,	5/25 at 100.00	AA	2,997,139
	5.000%, 5/15/34
1,000	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2018A,	5/28 at 100.00	AA	1,140,260
	5.000%, 5/15/48
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
5,000	5.000%, 10/15/42	10/27 at 100.00	AAA	5,734,550
10,000	4.000%, 10/15/42 (UB) (4)	10/27 at 100.00	AAA	10,454,000
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/28 at 100.00	AAA	5,746,000
	Trust Series 2018B, 5.000%, 4/15/49
41,735	Total Water and Sewer			46,180,663
$ 238,710	Total Long-Term Investments (cost $220,941,550)			233,859,947
	Floating Rate Obligations – (10.7)%			(16,000,000)
	MuniFund Preferred Shares, net of deferred offering costs – (48.0)% (6)			(71,637,960)
	Other Assets Less Liabilities – 2.1%			3,094,754
	Net Asset Applicable to Common Shares – 100%			$ 149,316,741

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.6%.
AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 28, 2019

	NAZ	NUM	NUO	NTX
Assets
Long-term investments, at value (cost $249,045,485, $464,144,323,
$440,422,999 and $220,941,550, respectively)	$259,649,328	$484,976,664	$460,418,868	$233,859,947
Cash	893,644	1,168,693	1,331,596	—
Receivable for:
Interest	2,319,728	6,204,970	4,846,229	2,552,585
Investments sold	—	—	—	1,500,000
Other assets	1,025	50,048	23,626	4,955
Total assets	262,863,725	492,400,375	466,620,319	237,917,487
Liabilities
Cash overdraft	—	—	—	375,147
Floating rate obligations	9,755,000	12,265,000	20,000,000	16,000,000
Payable for:
Dividends	465,354	848,613	765,674	420,138
Interest	165,181	323,628	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference $88,300,000, $173,000,000, $—,
and $—, respectively)	88,143,383	172,804,230	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $—, $—, $— and $72,000,000, respectively)	—	—	—	71,637,960
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $148,000,000,
and $—, respectively)	—	—	147,759,533	—
Accrued expenses:
Management fees	123,894	220,848	214,025	109,687
Trustees fees	1,250	51,089	20,446	1,095
Other	129,196	142,368	86,269	56,719
Total liabilities	98,783,258	186,655,776	168,845,947	88,600,746
Net assets applicable to common shares	$164,080,467	$305,744,599	$297,774,372	$149,316,741
Common shares outstanding	11,571,158	20,226,887	18,316,955	9,958,610
Net asset value (“NAV”) per common share outstanding	$14.18	$15.12	$16.26	$14.99
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$115,712	$202,269	$183,170	$99,586
Paid-in-surplus	156,322,204	287,690,665	278,282,549	140,204,336
Total distributable earnings	7,642,551	17,851,665	19,308,653	9,012,819
Net assets applicable to common shares	$164,080,467	$305,744,599	$297,774,372	$149,316,741
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 28, 2019

	NAZ	NUM	NUO	NTX
Investment Income	$10,332,383	$18,738,054	$17,135,237	$9,065,077
Expenses
Management fees	1,601,851	2,882,629	2,862,450	1,425,296
Interest expense and amortization of offering costs	2,266,639	4,380,748	3,798,602	1,984,922
Custodian fees	42,538	62,192	56,512	33,407
Trustees fees	7,444	14,173	13,139	6,511
Professional fees	42,845	47,240	87,843	36,497
Shareholder reporting expenses	24,047	41,032	41,688	26,126
Shareholder servicing agent fees	15,158	26,119	8,579	4,159
Stock exchange listing fees	7,198	6,742	6,742	6,742
Investor relations expenses	5,062	8,947	8,384	4,424
Shelf offering expenses	200,208	—	—	—
Other	37,648	45,022	61,747	39,886
Total expenses	4,250,638	7,514,844	6,945,686	3,567,970
Net investment income (loss)	6,081,745	11,223,210	10,189,551	5,497,107
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(437,782)	(1,094,781)	(179,947)	(869,105)
Change in net unrealized appreciation (depreciation) of investments	889,889	2,661,036	2,782,168	1,109,883
Net realized and unrealized gain (loss)	452,107	1,566,255	2,602,221	240,778
Net increase (decrease) in net assets applicable to
common shares from operations	$6,533,852	$12,789,465	$12,791,772	$5,737,885

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAZ		NUM
	Year	Year(1)	Year	Year(1)
	Ended	Ended	Ended	Ended
	2/28/19	2/28/18	2/28/19	2/28/18
Operations
Net investment income (loss)	$6,081,745	$7,342,444	$11,223,210	$12,701,288
Net realized gain (loss) from investments	(437,782)	2,324,539	(1,094,781)	111,781
Change in net unrealized appreciation (depreciation) of investments	889,889	(3,887,305)	2,661,036	(2,895,282)
Net increase (decrease) in net assets applicable
to common shares from operations	6,533,852	5,779,678	12,789,465	9,917,787
Distributions to Common Shareholders(2)
Dividends(3)	(6,065,999)	(7,491,154)	(10,961,603)	(13,015,363)
Decrease in net assets applicable to common
shares from distributions to common shareholders	(6,065,999)	(7,491,154)	(10,961,603)	(13,015,363)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	69,117	1,484,129	—	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	—	111,107	—	—
Cost of shares repurchased and retired	(1,481,001)	—	(7,000,749)	(281,969)
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	(1,411,884)	1,595,236	(7,000,749)	(281,969)
Net increase (decrease) in net assets applicable to
common shares	(944,031)	(116,240)	(5,172,887)	(3,379,545)
Net assets applicable to common shares at the
beginning of period	165,024,498	165,140,738	310,917,486	314,297,031
Net assets applicable to common shares at
the end of period	$164,080,467	$165,024,498	$305,744,599	$310,917,486

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended February 28, 2018 the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

	NUO		NTX
	Year	Year(1)	Year	Year(1)
	Ended	Ended	Ended	Ended
	2/28/19	2/28/18	2/28/19	2/28/18
Operations
Net investment income (loss)	$10,189,551	$12,573,364	$5,497,107	$5,744,052
Net realized gain (loss) from investments	(179,947)	3,405,401	(869,105)	440,616
Change in net unrealized appreciation (depreciation) of investments	2,782,168	(6,878,414)	1,109,883	(1,829,092)
Net increase (decrease) in net assets applicable
to common shares from operations	12,791,772	9,100,351	5,737,885	4,355,576
Distributions to Common Shareholders(2)
Dividends(3)	(10,903,460)	(13,161,701)	(5,461,380)	(6,412,401)
Decrease in net assets applicable to common
shares from distributions to common shareholders	(10,903,460)	(13,161,701)	(5,461,380)	(6,412,401)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	(2,742,770)	—	(846,987)	—
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	(2,742,770)	—	(846,987)	—
Net increase (decrease) in net assets applicable to
common shares	(854,458)	(4,061,350)	(570,482)	(2,056,825)
Net assets applicable to common shares at the
beginning of period	298,628,830	302,690,180	149,887,223	151,944,048
Net assets applicable to common shares at
the end of period	$297,774,372	$298,628,830	$149,316,741	$149,887,223

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended February 28, 2018 the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 28, 2019

	NAZ	NUM	NUO	NTX
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares
from Operations	$6,533,852	$12,789,465	$12,791,772	$5,737,885
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(34,917,614)	(64,586,201)	(56,155,633)	(42,204,750)
Proceeds from sales and maturities of investments	28,490,530	68,015,535	56,608,760	42,086,765
Taxes paid	(463)	(5,365)	(44,065)	(252)
Amortization (Accretion) of premiums and discounts, net	1,759,153	3,597,749	3,335,919	962,526
Amortization of deferred offering costs	145,855	22,167	9,786	12,691
(Increase) Decrease in:
Receivable for interest	18,170	207,448	211,859	(149,884)
Receivable for investments sold	2,269,155	—	25,000	678,490
Other assets	27	274	(768)	1,195
Increase (Decrease) in:
Payable for interest	31,908	62,516	—	—
Payable for investments purchased	(2,256,923)	—	—	—
Accrued management fees	2,173	(3,129)	(8,354)	(575)
Accrued Trustees fees	(1,553)	(5,054)	(2,914)	(1,358)
Accrued other expenses	57,561	33,679	(20,797)	(7,306)
Net realized (gain) loss from investments	437,782	1,094,781	179,947	869,105
Change in net unrealized (appreciation) depreciation of investments	(889,889)	(2,661,036)	(2,782,168)	(1,109,883)
Net cash provided by (used in) operating activities	1,679,724	18,562,829	14,148,344	6,874,649
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	(160,000)	(200,000)	—	—
Proceeds from shelf offering, net of offering costs	69,117	—	—	—
Proceeds from AMTP Shares issued, at liquidation preference	88,300,000	173,000,000	—	—
(Payments for) VMTP Shares redeemed, at liquidation preference	(88,300,000)	(173,000,000)	—	—
Increase (Decrease) in:
Cash overdraft	(52,223)	—	—	(481,472)
Floating rate obligations	7,000,000	—	—	—
Cash distributions paid to common shareholders	(6,161,973)	(11,042,388)	(11,009,059)	(5,546,190)
Cost of common shares repurchased and retired	(1,481,001)	(7,000,749)	(2,742,770)	(846,987)
Net cash provided by (used in) financing activities	(786,080)	(18,243,137)	(13,751,829)	(6,874,649)
Net Increase (Decrease) in Cash	893,644	319,692	396,515	—
Cash at beginning of period	—	849,001	935,081	—
Cash at end of period	$893,644	$1,168,693	$1,331,596	$—

Supplemental Disclosures of Cash Flow Information	NAZ	NUM	NUO	NTX
Cash paid for interest (excluding amortization of offering costs)	$2,219,967	$4,296,026	$3,788,817	$1,972, 230

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering		Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price
NAZ
Year Ended 2/28–2/29:
2019	$14.11	$0.52	$0.04	$0.56	$(0.52)	$—		$(0.52)	$0.01	$—		$0.02		$14.18	$12.46
2018	14.26	0.63	(0.13)	0.50	(0.64)	—		(0.64)	(0.01)	—	*	—		14.11	13.69
2017	15.01	0.68	(0.68)	(0.00)	(0.75)	—		(0.75)	—	—		—		14.26	14.22
2016	15.02	0.76	0.03	0.79	(0.80)	—		(0.80)	—	—		—		15.01	15.74
2015	14.15	0.79	0.87	1.66	(0.79)	—		(0.79)	—	—		—		15.02	14.37

NUM
Year Ended 2/28–2/29:
2019	14.96	0.55	0.07	0.62	(0.53)	—		(0.53)	—	—		0.07		15.12	12.99
2018	15.10	0.61	(0.12)	0.49	(0.63)	—		(0.63)	—	—		—	*	14.96	12.84
2017	15.93	0.68	(0.73)	(0.05)	(0.72)	(0.06)		(0.78)	—	—		—		15.10	13.50
2016	15.80	0.76	0.15	0.91	(0.78)	—	*	(0.78)	—	—		—	*	15.93	14.01
2015	14.98	0.80	0.88	1.68	(0.86)	—		(0.86)	—	—		—		15.80	13.85

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns
			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	(Loss)	Rate(d)

4.29%	(5.09)%	$164,080	2.61%	3.73%	11%
3.44	0.69	165,024	2.03	4.35	19
(0.07)	(5.03)	165,141	1.91	4.54	13
5.45	15.59	173,767	1.51	5.12	9
12.01	18.94	173,648	1.56	5.37	13

4.75	5.54	305,745	2.46	3.67	13
3.19	(0.39)	310,917	2.07	3.98	8
(0.40)	1.74	314,297	1.88	4.34	20
5.97	7.15	331,466	1.52	4.85	12
11.45	9.48	329,232	1.57	5.14	15

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAZ		NUM
Year Ended 2/28–2/29:		Year Ended 2/28–2/29:
2019	1.39%	2019	1.43%
2018	0.95	2018	1.06
2017	0.87	2017	0.88
2016	0.49	2016	0.52
2015	0.50	2015	0.53

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Discount per Share Repurchased and Retired	Ending NAV	Ending Share Price
NUO
Year Ended 2/28–2/29:
2019	$16.12	$0.55	$0.15	$0.70	$(0.56)	$(0.03)	$(0.59)	$—	$—	$0.03	$16.26	$14.24
2018	16.34	0.68	(0.19)	0.49	(0.71)	—	(0.71)	—	—	—	16.12	14.14
2017	17.16	0.74	(0.81)	(0.07)	(0.75)	—	(0.75)	—	—	—	16.34	14.97
2016	17.01	0.81	0.17	0.98	(0.83)	—	(0.83)	—	—	—	17.16	15.44
2015	16.02	0.85	1.07	1.92	(0.93)	—	(0.93)	—	—	—	17.01	15.40

NTX
Year Ended 2/28–2/29:
2019	14.95	0.55	0.02	0.57	(0.55)	—	(0.55)	—	—	0.02	14.99	13.03
2018	15.15	0.57	(0.13)	0.44	(0.64)	—	(0.64)	—	—	—	14.95	13.53
2017	15.81	0.63	(0.64)	(0.01)	(0.65)	—	(0.65)	—	—	—	15.15	14.28
2016	15.72	0.66	0.08	0.74	(0.65)	—	(0.65)	—	—	—	15.81	14.66
2015	14.82	0.62	0.96	1.58	(0.68)	—	(0.68)	—	—	—	15.72	14.35

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	(Loss)	Rate(d)

4.65%	5.14%	$297,774	2.35%	3.44%	12%
2.98	(0.93)	298,629	1.94	4.10	16
(0.49)	1.67	302,690	1.79	4.35	8
5.95	5.96	317,856	1.58	4.83	10
12.23	10.79	315,142	1.62	5.10	15

4.02	0.51	149,317	2.41	3.71	18
2.88	(0.94)	149,887	2.16	3.73	11
(0.12)	1.79	151,944	1.78	4.05	9
4.89	7.02	158,571	1.78	4.26	14
10.81	11.07	157,644	2.33	4.05	12

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NUO		NTX
Year Ended 2/28–2/29:		Year Ended 2/28–2/29:
2019	1.28%	2019	1.34%
2018	0.90	2018	1.13
2017	0.77	2017	0.77
2016	0.55	2016	0.77
2015	0.57	2015	1.26

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long- term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

	AMTP Shares at the End of Period		VMTP Shares at the End of Period

	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NAZ
Year Ended 2/28-2/29:
2019	$88,300	$285,822	$—	$—
2018	—	—	88,300	286,891
2017	—	—	88,300	287,022
2016	—	—	79,000	319,959
2015	—	—	79,000	319,808

NUM
Year Ended 2/28-2/29:
2019	173,000	276,731	—	—
2018	—	—	173,000	279,721
2017	—	—	173,000	281,675
2016	—	—	159,000	308,469
2015	—	—	159,000	307,064

See accompanying notes to financial statements.

	iMTP Shares		MTP Shares		MFP Shares		VRDP Shares
	at the End of Period		at the End of Period (a)		at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $5,000	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share	(000)	Share
NUO
Year Ended 2/28-2/29:
2019	$—	$—	$—	$—	$—	$—	$148,000	$301,199
2018	—	—	—	—	—	—	148,000	301,776
2017	—	—	—	—	—	—	148,000	304,520
2016	—	—	—	—	—	—	148,000	314,768
2015	—	—	—	—	—	—	148,000	312,934

NTX
Year Ended 2/28-2/29:
2019	—	—	—	—	72,000	307,384	—	—
2018	—	—	—	—	72,000	308,177	—	—
2017	72,000	15,552	—	—	—	—	—	—
2016	72,000	16,012	—	—	—	—	—	—
2015	—	—	70,920	32.23	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2016		2015
NTX
Series 2015 (NTX PRCCL)
Ending Market Value per Share	$—		$10.02
Average Market Value per Share	10.01	Ω	10.04

Ω	For the period March 1, 2015 through April 20, 2015.
See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Arizona Quality Municipal Income Fund (NAZ)
•	Nuveen Michigan Quality Municipal Income Fund (NUM)
•	Nuveen Ohio Quality Municipal Income Fund (NUO)
•	Nuveen Texas Quality Municipal Income Fund (NTX)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. NAZ, NUM and NUO were organized as Massachusetts business trusts on April 8, 2013, January 7, 2013 and April 8, 2013, respectively (previously organized as Minnesota trusts on January 23, 1991, July 25, 1991 and October 17, 1991, respectively). NTX was organized as a Massachusetts business trust on July 26, 1991.
The end of the reporting period for the Funds is February 28, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from

Notes to Financial Statements (continued)
sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NAZ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$259,649,328	$—	$259,649,328
NUM
Long-Term Investments*:
Municipal Bonds	$—	$484,976,664	$—	$484,976,664
NUO
Long-Term Investments*:
Municipal Bonds	$—	$460,418,868	$—	$460,418,868
NTX
Long-Term Investments*:
Municipal Bonds	$—	$233,859,947	$—	$233,859,947
* Refer to the Fund’s Portfolio of Investments for industry classifications.

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAZ	NUM	NUO	NTX
Floating rate obligations: self-deposited Inverse Floaters	$9,755,000	$12,265,000	$20,000,000	$16,000,000
Floating rate obligations: externally-deposited Inverse Floaters	6,715,000	8,430,000	4,480,000	—
Total	$16,470,000	$20,695,000	$24,480,000	$16,000,000

Notes to Financial Statements (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAZ	NUM	NUO	NTX
Average floating rate obligations outstanding	$7,875,548	$12,265,000	$20,000,000	$16,021,918
Average annual interest rate and fees	1.99%	2.07%	2.00%	2.02%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NAZ	NUM	NUO	NTX
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$9,755,000	$12,265,000	$12,000,000	$16,000,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	8,430,000	4,480,000	—
Total	$9,755,000	$20,695,000	$16,480,000	$16,000,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Program and Offering Costs
NAZ has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NAZ
	Year		Year
	Ended		Ended
	2/28/19		2/28/18
Additional authorized common shares	1,100,000	**	1,100,000	*
Common shares sold	—		107,600
Offering proceeds, net of offering costs	$69,117		$1,484,129
*	Represents additional authorized shares for the period June 6, 2017 through February 28, 2018.
**	Represents additional authorized shares for the period March 1, 2018 through June 29, 2018.

Costs incurred by the Fund in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.

Notes to Financial Statements (continued)
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAZ
	Year	Year
	Ended	Ended
	2/28/19	2/28/18
Common Shares:
Issued to shareholders due to reinvestment of distributions	—	7,629
Sold through shelf offering	—	107,600
Repurchased and retired	(127,500)	—
Weighted average common share:
Premium to NAV per shelf offering share sold	—%	1.64%
Price per share repurchased and retired	$11.60	—
Discount per share repurchased and retired	15.61%	—

	NUM		NUO		NTX
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/19	2/28/18	2/28/19	2/28/18	2/28/19	2/28/18
Common Shares:
Repurchased and retired	(562,500)	(21,500)	(205,000)	—	(68,600)	—
Weighted average common share:
Price per share repurchased and retired	$12.43	$13.09	$13.36	—	$12.33	—
Discount per share repurchased and retired	16.07%	13.90%	15.59%	—%	15.38%	—%

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference Net of Deferred Offering Costs
NAZ	2028	883	$88,300,000	$88,143,383
NUM	2028	1,730	$173,000,000	$172,804,230

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and each Fund. From time-to-time the majority owner may propose to each Fund an adjustment to the dividend rate. Should the majority owner and the Funds fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Funds will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fail to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

Fund	Notice Period	Series	Term Redemption Date	Premium Expiration Date
NAZ	540-day	2028	December 1, 2028*	February 13, 2019
NUM	540-day	2028	December 1, 2028*	December 13, 2019
* Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	NAZ*	NUM*
Average liquidation preference of AMTP Shares outstanding	$88,300,000	$173,000,000
Annualized dividend rate	2.37%	2.37%
* For the period December 14, 2018 through February 28, 2019

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
NAZ and NUM incurred offering costs of $160,000 and $200,000, respectively, in connection with its offering of AMTP Shares were recorded as deferred charges which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
NTX has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

Notes to Financial Statements (continued)
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with NTX’s offering of MFP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of NTX’s MFP Shares outstanding were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference, net of deferred offering costs	Liquidation Preference	Term Redemption Date	Mode	Mode Termination Date
NTX	A	720	$71,637,960	$72,000,000	September 1, 2047	VRM	10/02/19*
* Subject to early termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:
NTX
Average liquidation preference of MFP Shares outstanding	$72,000,000
Annualized dividend rate	2.29%

Variable Rate MuniFund Term Preferred Shares
The following Funds had issued and had outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares were issued via private placement and were not publicly available.
On December 14, 2018, the Funds redeemed all of its outstanding Series 2019 VMTP Shares. Each Fund’s VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of AMTP Shares (as described above in Adjustable Rate MuniFund Term Preferred Shares).
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAZ*	NUM*
Average liquidation preference of VMTP Shares outstanding	$88,300,000	$173,000,000
Annualized dividend rate	2.37%	2.37%
* For the period March 1, 2018 through December 13, 2018.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
In conjunction with NAZ’s and NUM’s redemption of VMTP Shares, the remaining deferred cost of $4,221 and $6,659, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.
Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:
Fund	Series	Shares Outstanding	Liquidation Preference, net of deferred offering costs	Liquidation Preference	Maturity
NUO	1	1,480	$147,759,533	$148,000,000	September 1, 2043

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.
NUO designated a special rate period until November 14, 2019, for its Series 1 VRDP Shares. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NUO
Average liquidation preference of VRDP Shares outstanding	$148,000,000
Annualized dividend rate	2.29%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized

Notes to Financial Statements (continued)
as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations, when applicable.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	February 28, 2019
NAZ	Series	Shares	Amount
AMTP Shares issued	2028	883	$88,300,000

	Year Ended
	February 28, 2019
NUM	Series	Shares	Amount
AMTP Shares issued	2028	1,730	$173,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:
	Year Ended
	February 28, 2019
NAZ	Series	Shares	Amount
VMTP Shares redeemed	2019	(883)	$(88,300,000)

	Year Ended
	February 28, 2019
NUM	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,730) $(173,000,000)

Transactions in iMTP Shares for the Funds, where applicable, were as follows:
	Year Ended
	February 28, 2018
NTX	Series	Shares	Amount
iMTP Shares redeemed	2018	(14,400)	$(72,000,000)

Transactions in MFP Shares for the Funds, where applicable, were as follows:
	Year Ended
	February 28, 2018
NTX	Series	Shares	Amount
MFP Shares issued	A	720	$72,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAZ	NUM	NUO	NTX
Purchases	$34,917,614	$64,586,201	$56,155,633	$42,204,750
Sales and maturities	28,490,530	68,015,535	56,608,760	42,086,765

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 28, 2019.

	NAZ	NUM	NUO	NTX
Tax cost of investments	$239,118,546	$451,598,984	$420,141,460	$204,602,983
Gross unrealized:
Appreciation	$11,180,250	$21,833,521	$22,676,882	$13,513,462
Depreciation	(404,487)	(720,315)	(2,399,514)	(256,498)
Net unrealized appreciation (depreciation) of investments	$10,775,763	$21,113,206	$20,277,368	$13,256,964

Permanent differences, primarily due to federal taxes paid, taxable market discount, distribution reallocations and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2019, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2019, the Funds’ tax year end, were as follows:

	NAZ	NUM	NUO	NTX
Undistributed net tax-exempt income[1]	$289,804	$498,045	$—	$155,658
Undistributed net ordinary income[2]	10,700	—	—	3,664
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2019, paid on March 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2019 and February 28, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	NAZ	NUM	NUO	NTX
Distributions from net tax-exempt income[3]	$8,204,833	$15,101,888	$13,648,599	$7,177,693
Distributions from net ordinary income[2]	23,353	—	274,619	20,761
Distributions from net long-term capital gains[4]	—	—	499,143	—
2018	NAZ	NUM	NUO	NTX
Distributions from net tax-exempt income	$9,082,658	$16,339,018	$15,173,143	$7,717,699
Distributions from net ordinary income[2]	100,573	—	687,164	35,095
Distributions from net long-term capital gains	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2019, as Exempt Interest Dividends.
[4]
The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2019.

Notes to Financial Statements (continued)
As of February 28, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NAZ	NUM	NUO	NTX
Not subject to expiration:
Short-term	$1,179,768	$1,144,010	$135,294	$1,252,716
Long-term	1,608,564	1,391,852	—	2,707,593
Total	$2,788,332	$2,535,862	$135,294	$3,960,309

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2019, the complex-level fee for each Fund was 0.1591%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NAZ
Purchases	$414,424
Sales	1,864,879

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NAZ	NUM	NTX
Maximum Outstanding Balance	$1,470,524	$3,324,287	$572,809

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NAZ	NUM	NTX
Average daily balance outstanding	$1,470,524	$3,324,287	$572,809
Average annual interest rate	3.50%	3.50%	3.50%

During the current fiscal period, NUO did not utilize this facility.
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Asset and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s

Notes to Financial Statements (continued)
total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of February 28, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	NAZ	NUM	NUO	NTX
UNII at the end of period	$9,746	$(671,426)	$(273,658)	$7,977

Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUM	NUO	NTX
Common shares repurchased	127,500	562,500	205,000	68,600

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

•
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•
S&P Municipal Bond Indexes Arizona, Michigan, Ohio and Texas: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona, Michigan, Ohio and Texas, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to finan- cial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Fulcrum IT Service LLC (since 2010) and Quality Control Corporation
333 W. Wacker Drive	Chairman and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	168
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (since 2012), and chair of its Investment
Committee; formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994);
formerly, Member, Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern Trust
Japan Board (2004-2007), Northern Trust Securities Inc. Board
(2003- 2007) and Northern Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	168
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of
Coe College and the Iowa College Foundation; formerly, President
Pro-Tem of the Board of Regents for the State of Iowa University
System; formerly, Director, Alliant Energy and The Gazette Company;
formerly, Director, Federal Reserve Bank of Chicago; formerly,
President and Chief Operating Officer, SCI Financial Group, Inc., a
regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa(2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	168
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); Chairman (since 2019),
333 W. Wacker Drive	Board Member	2016	and Director (since 2012), USA Technologies, Inc., a provider of solutions	168
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions (since 2012);
formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of
Verizon Communications, Inc. (2000-2003); formerly, President, One Point
Services at One Point Communications (1999- 2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of
Zenith Electronics Corporation.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; serves on The President’s Council, Fordham University (since	168
Chicago, IL 6o6o6		Class II	2010); and previously was a Director of The Curran Center for Catholic
American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014):
formerly, Chairman of the Board of Trustees of Marian University (2010
as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of
ABN AMRO N.V. North America, and Global Head of its Financial Markets
Division (2007-2008); prior senior positions held at ABN AMRO include
Corporate Executive Vice President and Head of Global Markets-the
Americas (2006-2007), CEO of Wholesale Banking North America and
Global Head of Foreign Exchange and Futures Markets (2001-2006), and
Regional Commercial Treasurer and Senior Vice President Trading-North
America (1996-2001); formerly, Trustee at St. Edmund Preparatory
School in New York City.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for
1947			Forestry and Communities (since 2013); formerly, Executive Director
333 W. Wacker Drive	Board Member	1997	(1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto,	168
Chicago, IL 6o6o6		Class I	Executive Director, Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe,
333 W. Wacker Drive	Board Member	2007	L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	168
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	168
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New York-
Presbyterian Hospital (since 2005); Member (since 2004) and Chair
(since 2015) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the
Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	166
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management
Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One
Group Administrative Services) and JPMorgan Distribution Services,
Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Interested Board Member:

■ MARGO L. COOK(3)			President (since 2017), formerly, Co-Chief Executive Officer and
1964			Co-President (2016-2017), formerly, Senior Executive Vice President of
333 W. Wacker Drive	Board Member	2016	Nuveen Investments, Inc.; President, Global Products and Solutions	168
Chicago, IL 6o6o6		Class III	(since 2017), and, Co-Chief Executive Officer (since 2015), formerly,
Executive Vice President (2013-2015), of Nuveen Securities, LLC;
Executive Vice President (since 2017) of Nuveen, LLC; President (since
August 2017), formerly Co-President (2016- 2017), formerly, Senior
Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice
President since 2011); President (since 2017), Nuveen Alternative
Investments, LLC; Chartered Financial Analyst.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since
333 W. Wacker Drive	Administrative	2007	2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since 2017) and Assistant
Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive
Vice President (2016-2017) and Managing Director (2008-2016); Senior
Managing Director (since 2017), Secretary (since 2016) and Co-General
Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive
Vice President (2016-2017), Managing Director (2008-2016) and
Assistant Secretary (2007-2016); Senior Managing Director (since 2017),
Secretary (since 2016) and Associate General Counsel (since 2011) of
Nuveen Asset Management, LLC, formerly Executive Vice President
(2016-2017) and Managing Director and Assistant Secretary (2011-2016);
Senior Managing Director (since 2017) and Secretary (since 2016) of
Nuveen Investments Advisers, LLC, formerly Executive Vice President
(2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management
Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset
Management, LLC and Winslow Capital Management, LLC (since 2010).
Senior Managing Director (since 2017) and Secretary (since 2016) of
Nuveen Alternative Investments, LLC.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966	Vice President		(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC;
333 W. Wacker Drive		2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President
(2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC; formerly,
Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017) and Assistant Secretary (since 2016) of
Chicago, IL 6o6o6	Secretary		Nuveen Fund Advisors, LLC.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously,
1978	Vice President		Vice President of Morgan Stanley Investment Management, Inc.,
333 W. Wacker Drive	and Assistant	2013	Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
Chicago, IL 6o6o6	Secretary

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Principal Financial Officer,
TIAA	and Controller	2019	Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF
730 Third Avenue			Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the
New York, NY 10017			Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF
Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC
1968	Vice President		(since 2008); Vice President (since 2010) and Associate General
333 W. Wacker Drive	and Assistant	2008	Counsel (since 2008) of Nuveen.
Chicago, IL 60606	Secretary

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since
2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant
Secretary and Associate General Counsel of Nuveen Asset
Management, LLC (since 2011); Vice President (since 2017), formerly,
Managing Director (2003-2017) and Assistant Secretary (since 2003) of
Symphony Asset Management LLC; Managing Director and Assistant
Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice
President and Assistant Secretary of NWQ Investment Management
Company, LLC (since 2002), Santa Barbara Asset Management, LLC
(since 2006), and of Winslow Capital Management, LLC, (since 2010);
Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-B-0219D 803989-INV-Y-04/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Texas Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2019	$28,040	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2018	$28,040	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2019	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2018	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2019	$ 0	$ 0	$ 0	$ 0
February 28, 2018	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	15	$7.05 billion
	Other Pooled Investment Vehicles	14	$3.69 billion
	Other Accounts	21	$2.44 billion
*	Assets are as of February 28, 2019. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NTX SECURITIES AS OF FEBRUARY 28, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

MARCH 1-31, 2018	0		0	1,005,000

APRIL 1-30, 2018	0		0	1,005,000

MAY 1-31, 2018	0		0	1,005,000

JUNE 1-30, 2018	0		0	1,005,000

JULY 1-31, 2018	0		0	1,005,000

AUGUST 1-31, 2018	0		0	1,005,000

SEPTEMBER 1-30, 2018	18,800	12.53	18,800	986,200

OCTOBER 1-31, 2018	37,540	12.25	37,540	948,750

NOVEMBER 1-30, 2018	12,260	12.25	12,260	937,500

DECEMBER 1-31, 2018	0		0	937,500

JANUARY 1-31, 2019	0		0	937,500

FEBRUARY 1-29, 2019	0		0	937,500

TOTAL	68,600
* The registrant's repurchase program, for the repurchase of 1,005,000 shares, was authorized August 1, 2017.  The program was reauthorized for a maximum repurchase amount of 1,005,000 shares on August 1, 2018. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Texas Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: May 7, 2019